UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-07470

HERITAGE SERIES TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 567-8143

STEPHEN G. HILL

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart Preston Gates Ellis LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1.	Reports to Shareholders

Table of Contents October 31, 2006

Heritage Series Trust

President’s Letter	1

Fund Performance	2

Performance Commentaries
Core Equity Fund	4

Diversified Growth Fund	8

International Equity Fund	10

Mid Cap Stock Fund	13

Small Cap Stock Fund	16

Investment Portfolios
Core Equity Fund	18

Diversified Growth Fund	19

International Equity Fund	21

Mid Cap Stock Fund	27

Small Cap Stock Fund	29

Sector Allocations	31

Statements of Assets and Liabilities	32

Statements of Operations	34

Statements of Changes in Net Assets	35

Financial Highlights	38

Notes to Financial Statements	43

Report of Independent Registered Certified Public Accounting Firm	55

Understanding Your Ongoing Costs	56

Renewal of Investment Advisory and Subadvisory Agreements	58

Trustees and Officers	63

2006 Federal Income Tax Notice (unaudited)	65

Principal Risks	66

November 15, 2006

Dear Fellow Shareholders:

I am pleased to present you the Heritage Series Trust (the “Trust”) annual report for the fiscal year ended October 31, 2006. The table below shows the Class A shares return for each fund in the Trust and the returns for each fund’s benchmark index for the fiscal year ended October 31, 2006.

1-Year Return (as of October 31, 2006)

Core Equity Fund	15.75%
S&P 500 Index	16.34%

Diversified Growth Fund	10.70%
Russell Midcap® Growth Index	14.51%

International Equity Fund	29.31%
MSCI EAFE® Index	28.04%

Mid Cap Stock Fund	16.18%
S&P MidCap 400 Index	13.43%

Small Cap Stock Fund	18.89%
Russell 2000® Index	19.98%

All of the returns quoted include the effect of reinvested dividends. Also, keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance. Please see page two for a description of each fund’s benchmark index. The performance numbers quoted for Class A shares are shown without the imposition of a front-end sales charge and include the deduction of fund expenses. If reflected, the imposition of a front-end sales charge would reduce the performance.

Performance data presented in the table is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month end, please visit our website at HeritageFunds.com.

In the following pages, more detailed performance data is presented. In addition, the performance of each fund is discussed in detail by each fund’s portfolio managers, followed by additional financial and portfolio holding information. Please keep in mind that these views are not meant as investment advice and although some of the described portfolio holdings were viewed favorably, there is no guarantee a fund will continue to hold these securities in the future.

I am sad to report that Fund Trustee David M. Phillips has passed away. Mr. Phillips served as an Independent Trustee of the Heritage Funds since their inception in 1985 and was a strong advocate for shareholders. He is survived by his wife Ruth Ann and their two children.

I would like to take this opportunity to remind you that your investment in the Trust is subject to certain risks. For your convenience we have included, on the last two pages of this annual report, a list of these principal risk factors and their detailed explanations from the prospectus dated January 3, 2006. In addition to risks, we ask that you carefully consider the investment objectives, charges and expenses of the Trust. Please contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Trust. Thank you for your support and confidence in the Heritage Series Trust.

Sincerely,

Stephen G. Hill

President

Fund Performance

Performance Graph Information

For the periods indicated, each graph compares the growth of an initial hypothetical investment of $10,000 in the specified fund to that of its respective benchmark index. The growth of each fund is based on Class A shares only and reflect the effect of the maximum front-end sales charge of 4.75%; growth for other classes of shares will vary due to differences in fee structures and sales charges. The cumulative total return calculated for each fund and its benchmark index assumes the reinvestment of dividends. The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Index Descriptions

•	S&P 500 Index is an unmanaged index of 500 widely held stocks that are considered representative of the U.S. stock market.
•	Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
•	MSCI EAFE® Index is an unmanaged index representative of the market structure of approximately 20 countries from the stock markets of Europe, Australia, and the Far East.
•	S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-sized company segment of the U.S. market.
•	Russell 2000® Index is an unmanaged index comprised of the 2000 smallest companies in the Russell 3000® Index. The Russell 3000® Index measures the performances of the 3,000 largest U.S. companies based on total market capitalization.

Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs or other fees, which will affect actual investment performance.

Please consider the investment objectives, risks, charges and expenses of each fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about each fund. Read the prospectus carefully before you invest or send money.

Investment in the Core Equity Fund

 from 05/02/05 to 10/31/06

Investment in the Diversified Growth Fund

 from 08/20/98 to 10/31/06

Performance data presented in the table and the graphs is historical and does not guarantee future results. The investment return and principal value of an investment will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be higher or lower than the performance data quoted. To obtain more current performance data as of the most recent month end, please visit our website at HeritageFunds.com.

2

As of October 31, 2006

Performance Table

The table below illustrates, for the periods indicated, the investment returns for each respective fund’s class of shares outstanding as of the fiscal year ended October 31, 2006. Performance returns are calculated in conformance with SEC regulations which assumes the maximum front-end sales charge of 4.75% for Class A shares, a contingent deferred sales charge for Class B shares (0% since inception, 4%, 3% and 1% for the 1-, 3- and 5- year periods, respectively), the reinvestment of dividends for all the classes and includes the deduction of fund expenses.

Total Returns (as of October 31, 2006) *
Share Class	Inception Date	Life of Fund	1 - Year	3 - Year	5 - Year	10 - Year

Core Equity Fund
Class A	05/02/05	6.73%	10.25%	—	—	—
Class C	05/02/05	9.40%	14.90%	—	—	—
Class I	03/03/06	9.43%	—	—	—	—

Diversified Growth Fund
Class A	08/20/98	12.56%	5.45%	7.21%	10.40%	—
Class B	08/20/98	12.39%	5.90%	7.29%	10.51%	—
Class C	08/20/98	12.38%	9.90%	8.16%	10.64%	—
Class I	06/21/06	5.75%	—	—	—	—

International Equity Fund
Class A	12/27/95	6.54%	23.17%	20.94%	13.10%	6.56%
Class B	01/02/98	5.60%	24.38%	21.33%	13.23%	—
Class C	12/27/95	6.22%	28.38%	22.00%	13.35%	6.27%

Mid Cap Stock Fund
Class A	11/06/97	11.92%	10.66%	12.38%	9.36%	—
Class B	01/02/98	11.88%	11.32%	12.59%	9.47%	—
Class C	11/06/97	11.69%	15.31%	13.36%	9.61%	—
Class I	06/06/06	6.88%	—	—	—	—
Class R-3	08/10/06	8.20%	—	—	—	—
Class R-5	10/02/06	4.04%	—	—	—	—

Small Cap Stock Fund
Class A	05/07/93	11.12%	13.24%	10.41%	11.19%	8.28%
Class B	01/02/98	5.55%	13.99%	10.57%	11.31%	—
Class C	04/03/95	11.21%	18.02%	11.39%	11.44%	8.00%
Class I	06/27/06	12.56%	—	—	—	—
Class R-3	09/19/06	5.25%	—	—	—	—
Class R-5	10/02/06	5.63%	—	—	—	—

*	Returns for Life of Fund are annualized for classes of shares that have existed for one year or more. Returns for the 1-, 3-, 5-, and 10-year periods are annualized.

Investment in the International Equity Fund

from 11/01/96 to 10/31/06

Investment in the Mid Cap Stock Fund

from 11/06/97 to 10/31/06

Investment in the Small Cap Stock Fund

from 11/01/96 to 10/31/06

3

Discussion of Heritage Series Trust—Core Equity Fund Performance

During an interview conducted on November 21, 2006, Richard Skeppstrom, E. Craig Dauer, CFA, John Jordan III, CFA, and Robert Marshall, the portfolio managers of the Heritage Series Trust—Core Equity Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended October 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: The Fund during the fiscal year ended October 31, 2006 was consistent with its stated objectives and strategies. The objective of seeking long-term growth through capital appreciation continued via a fundamentally-driven, bottom-up(a) research process that is combined with a proprietary relative-valuation discipline used for purchase and sale decisions. We believe that in-depth knowledge of individual companies leads to the rigorous internal development of achievable growth estimates for companies in the research universe which, in turn, are evaluated within a relative valuation model that is updated daily for changing prices. Our resulting expected return rankings support a discipline of purchasing shares of what we believe are reasonably-priced companies with achievable growth potential and avoiding or selling high-priced alternatives when, in our opinion, the market’s implicit growth expectations are not achievable.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: An expanding economy with strong corporate profit growth, low “core” inflation (excluding food and energy), and interest rates that remained in a historically low range provided a favorable backdrop for the equity market during the fiscal year. From the beginning of the reporting period through early May 2006, stock prices generally trended higher, overcoming temporary setbacks that were subsequently reversed. However, the market’s trend turned negative over the next two months. Stocks sold off following a May meeting by the Federal Reserve (“Fed”), triggered by the absence of a pause signal for its next meeting (June), instead warning that further “policy firming” may “yet be needed” and appropriately indicating that future policy decisions would be data dependent. Inflationary implications of rising commodity prices, a declining dollar, and April’s Consumer Price Index report that showed “core” prices (excluding food & energy) rising 3.0% year-to-date versus 2.2% for all of 2005 also contributed to the profit-taking. The market selloff continued into the second week of June, reinforced by hawkish inflation comments by Fed Chairman Bernanke at a bankers’ conference along with growing anxiety over global monetary tightening and slowing economic growth. Stock prices generally stabilized for the rest of the month until June 29th when the Fed, as expected, raised its target rate one quarter of a point to 5.25%. But its statement language sparked a temporary market bounce when, for the first time since its seventeen consecutive target rate increases began, it did not explicitly include the likelihood of further rate increases. Stocks resumed their downward trend through mid-July, approaching year-to-date lows in reaction to a weak employment report, a provocative North Korean missile test, an escalating Mideast conflict that sent crude prices to a new high of $78.40 a barrel, weak retail sales, and a lower consumer sentiment report.

Then on July 19th, markets rallied in response to Fed Chairman Bernanke’s testimony where he indicated that inflationary pressures should ease as the economy slows, which investors interpreted as a prelude to a pause in interest rates. Following a relatively stable market during the first week of August, stocks generally declined during the second week, despite the Fed’s August 8th interest rate pause, in reaction to British Petroleum’s shutdown of the nation’s largest oil field due to pipeline corrosion problems, a foiled terrorist plot against transatlantic flights from London to the U.S. and the continuing Mideast war—all of which fanned oil supply and further energy inflation concerns. Stocks bolted higher during the third week, however, as generally weaker economic data with encouraging inflation reports supported expectations of another Fed interest rate pause at its September meeting. Stock prices continued to trend higher through the month of October on rising investor confidence in a benign mid-cycle economic slowdown, helped by the Fed’s third consecutive pause in interest rate hikes following over two years of steady increases, and by eased inflation concerns as ample crude oil inventories, a mild hurricane season, and reduced Mideast tensions had effectively removed some of the speculative price support for oil and other commodities. The advance estimate of third quarter real gross domestic product showed that while growth slowed in the second quarter, the slowdown was largely the result of stronger imports, lower inventory investment, and a deeper decline in residential investment. Personal consumption expenditures actually strengthened in the second quarter, and business investment also increased. Meanwhile, strong earnings reports continued to support the market.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Discussion of Heritage Series Trust—Core Equity Fund Performance (continued)

In this environment of steady economic growth with inflation pressures concentrated in energy and other commodities, the strongest-performing sectors included telecommunications services, materials, financials, energy, consumer discretionary, and utilities. The weakest sectors included technology, health care, consumer staples, and industrials. During the period, smaller capitalization stocks outperformed larger caps as evidenced by the stronger performance for the Russell 2000® Index. However, the large cap S&P 500 Index outperformed the S&P MidCap 400 Index. Our investment approach normally underweights the energy and materials sectors due to their historical high volatility and lack of sustainable growth characteristics. Consequently, our management style is at a disadvantage relative to its benchmark during temporary periods of commodity price spikes or, more generally, when momentum-based management styles drive valuations of particular industry sectors into unrealistic ranges.

Q: How did the Fund compare to the S&P 500 Index during the reporting period?

A: The Fund’s fundamentally-driven, bottom-up research approach normally underweights energy and materials sectors due to their historical volatility and lack of sustainable growth characteristics. This was particularly true during the reporting period when the market’s strong momentum into these sectors created excessive valuations, in our view, and our price discipline kept us from adding any commodity exposure.

The Fund’s return was slightly below the S&P 500 Index, the Fund’s benchmark index, as it was affected negatively by the following:

•	Slight underweighting in telecommunications where the Fund’s single holding, Sprint Nextel Corporation, significantly underperformed the S&P 500 Index’s strongest sector

•	Lack of exposure to materials and energy, two of the strongest-performing sectors of the S&P 500 Index.

On the other hand, relative performance was enhanced by good stock selection in the following sectors:

•	The overweight health care sector (e.g. Guidant Corporation, Pfizer Inc., Johnson & Johnson, and Baxter International Inc.)

•	The overweight consumer discretionary sector (e.g. International Game Technology, Newell Rubbermaid Inc., and McDonald’s Corporation)

•	The market-weighted industrials (e.g. United Technologies Corporation and Waste Management Holdings Inc.)

•	The slightly underweight consumer staples sector (e.g. CVS Corporation and Kimberly-Clark Corporation)

•	The overweight technology sector (e.g. Oracle Corporation and Cisco Systems Inc.)

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: We sold our position in Analog Devices Inc. in September of 2006. We liquidated our holdings in the security based on slowing sales, growing analog integrated circuit inventories at the customer level, and what we viewed as management’s reluctance to cut a bloated expense base.

Sprint Nextel Corporation’s negative impact to the Fund was directly tied to the disappointing fundamental trends exhibited in the June quarter financial report where rising subscriber churn, a challenging network technology transition and a poorly conceived pricing strategy resulted in lower earnings guidance. The original thesis for purchasing Sprint Nextel in the portfolio was based in a belief that industry consolidation coupled with wireless data penetration would result in stabilized pricing while the combined resources of Sprint and Nextel would be able to lower subscriber churn and realize cost synergies in future years, a thesis that remains largely in tact. We continue to hold the stock in the portfolio and added to the position in October as we became convinced that the network transition issues are transitory while expectations in the market appear to have fallen well below our opinions of the future earnings power and growth potential of the business.

We initiated a position in EMC Corporation in late January 2006 in the belief that the company’s revenues and earnings will accelerate through the course of the year with the product line refresh and product line re-work of EMC’s high-end DMX and mid-range CLARiiON storage hardware offerings. EMC shares started to decline in late March as it began to become apparent that the company was seeing some transition issues related to the aforementioned hardware refresh. We added to our position in late June of 2006 in the belief that these issues were transitory. The stock has begun to recover as the company’s September results indicated that the new offerings have found traction.

Discussion of Heritage Series Trust—Core Equity Fund Performance (continued)

We sold our position in Symantec Corporation in late January 2006 after coming to the conclusion that the consumer, small and medium sized business, and enterprise anti-virus markets are likely entering a period of commoditization. Symantec competitors such as McAfee and Trend Micro have become increasingly aggressive in the pricing of their anti-virus products, and longer term two-and-three year contracts are becoming more common. This comes at a time when the vendors are moving more towards ratable revenue recognition (either by choice or at the urging of their auditors), which in combination with the erosion in pricing, sets the industry up for some tough top-line competitors going forward. In Symantec’s case, consumer anti-virus software comprises approximately 25% of annual revenues and roughly 45% of annual operating profit. In the absence of new revenue drivers, we came to the conclusion that it would be tough for the stock to move higher if the market came to believe that such a large portion of the company’s profit base is beginning to atrophy. Over the past year to two years, we have seen a marked shift in the types of viruses sweeping the internet. The release of malicious code whose intent is generating havoc is down significantly, while email scams targeting fraudulent money generation are up significantly. The decline of the viral threat looks like it has sapped some of the growth from traditional anti-virus companies. In addition, McAfee has been aggressively pushing its products in the Internet Service Provider (“ISP”) channel. The negative effect in this case is that the ISP’s buy in bulk, paying maybe $5 per year per subscriber (versus $25 retail), and the product in most cases is supplied to their 60 million customer for free. At the very least, this takes a very large number of potential anti-virus buyers out of the market; at worst, it could collapse the industry’s pricing umbrella.

We purchased United Health Group Inc. in April, believing that options-backdating at the company and market rotation away from healthcare was unjustifiably overshadowing the company’s strong fundamentals. We sold the stock a few weeks later at a loss when industry pricing trends were called into question by results and commentary from two of United Health Group’s competitors.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: After the controversial acquisitions of enterprise software application vendors Peoplesoft Inc. and Siebel Systems Inc. in late 2005, Oracle Corporation sales growth has gained momentum as we have moved through the fiscal year. Indications are that there was/is a fair amount of pent-up demand for enterprise application software as PeopleSoft and Siebel Systems clients waited for assurances from Oracle that they would continue to support their heritage installations on a going forward basis. As the customers have committed to incremental application software spending, Oracle’s database wares have been pulled higher. We sold half our position in July 2006, as the stock had had a significant move and appeared to be approaching full valuation based on the information we had at the time. The first fiscal quarter surprised on the upside, however, and the news flow continues to be positive. We will continue to hold the balance of our position until either valuation looks stretched or the news flow begins to turn more mixed.

Omnicom Group Inc.’s strong organic growth appears to have finally convinced the skeptics that new media advertising models are compatible with well run traditional marketing and advertising agencies. In addition, in our opinion, Omnicom Group’s stock benefited from a form of scarcity as managers looked to capitalize on a strong advertising climate but were skeptical of internet advertisers’ growth expectations and valuations.

Earnings expectations for Baxter International Inc. were ratcheted up through the year, primarily due to continued improvements in gross margin. The stock is still held in the Fund because it remains reasonably valued on our upwardly revised future earnings estimates. Baxter has been held in the Fund since the Fund’s inception and has been a positive contributor to past performance.

Microsoft Corporation’s shares fell precipitously in late April after the company surprised the investment community on its conference call for the third quarter of 2006 by guiding to fiscal year 2007 operating results that included $2 billion of unexpected operating expenses. While the company still expects a double-digit revenue ramp over the next couple of years due to the expected release of the Window’s Vista product in January 2007, much of the incremental operating profit will be consumed by $1.5 billion in spending to compete with Google Inc. in the paid-search space, and $500 million to press the company’s advantage in the rapidly growing video-game (Xbox360) sector. We added to our position in late May 2006 because we felt that the company’s valuation was just too compelling to ignore in the face of the Vista roll-out in early 2007. Microsoft’s shares have crept steadily higher since mid-year, buttressed by a $30 billion stock repurchase program and a firming in the Vista rollout schedule. We believe that this stock continues to look attractively valued, and that the ongoing stock repurchase program will offer support for the stock price. We continue to remain comfortable with the position in the belief that Vista and other new product introductions will drive better than expected earnings growth in 2007.

Discussion of Heritage Series Trust—Core Equity Fund Performance (continued)

McDonald’s Corporation experienced a steady increase in earnings estimates as United States and European comparable store sales continued to trend above expectations. In the U.S., good store level execution including improvements in service and menu in combination with minimal store growth has continued to boost same store sales. In Europe, the dominant factor, in our opinion, has been an improved economy.

Q: What impact did balances in cash and cash equivalents have on the Fund’s performance?

A: Cash reserves were higher than normal primarily due to a lack of attractive investments in a momentum-driven market toward energy and commodities. Consequently, the Fund was negatively impacted during this period of strong stock market performance.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Portfolio risk control measures include the following:

•	Diversification—Initial position sizes are normally 2% to 3%, and successful positions normally do not exceed 5% to 6% of the total portfolio. The typical number of holdings ranges between 25 and 40 with diversification across most industry sectors

•	Knowledge—Internal development of thorough understanding of company fundamentals

•	Quality—Focus is on above-average quality and predictability characteristics within a universe of large capitalization, seasoned companies

•	Valuation—Diligent attention to valuations via a continually-updated relative valuation discipline

Discussion of Heritage Series Trust—Diversified Growth Fund Performance

During an interview conducted on November 27, 2006, Bert Boksen, CFA, and Christopher Sassouni, D.M.D, the portfolio managers of the Heritage Series Trust - Diversified Growth Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended October 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: We utilized a fundamental, bottom-up(a) approach to stock picking. We invested the majority of the Fund’s assets in the common stocks of companies with total market capitalizations of $1 billion to $16 billion. We prefer to invest in the securities of companies with accelerating earnings growth, reasonable valuations, acceptable debt levels, and high or expanding returns on equity. Not as an investment strategy, but as a preference, we favor management teams of companies that the Fund invests in to have significant insider ownership, that is, substantial personal stakes in the success of the securities. We also firmly believe in the importance of meeting with company management. We travel quite frequently to investor conferences and various company headquarters in order to meet face-to-face with the management teams of the Fund’s existing and prospective holdings.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the fiscal year, mid-cap stocks continued to outperform large-cap stocks. The trend of value stocks besting growth continued as well, though the degree of outperformance was more severe in the large-cap space than in the smaller end of the market capitalization spectrum. Breadth in the mid-cap market was expansive as nearly all major sectors had double-digit positive returns during the reporting period. The only exception was energy, which was up around 3%. Sectors with above-average total returns in the mid-cap growth space included materials, financials and industrials. Sectors with total returns less than market average were consumer discretionary, health care and energy.

There were several major forces that influenced market returns during the fiscal year. Broad equity markets staged an impressive rally toward the end of the fiscal year, as falling energy costs, the end of Federal Reserve tightening and a rally in the bond market offset continued fears of a housing-induced recession.

Q: How did the Fund compare to the Russell Midcap® Growth Index during the reporting period?

A: For the fiscal year ended October 31, 2006, Class A shares returned 10.70%, the Russell Midcap® Growth Index, the Fund’s benchmark index, returned 14.51%. While the Fund invests primarily in growth companies, a secondary emphasis on valuation has historically led our strategy to lag the benchmark in very strong periods, while outperforming in flat and falling markets. Our preference is to concentrate on long-term economic value rather than on short-term stock momentum.

During the fiscal year, the Fund benefited from its slight overweight posture and strong stock selection in materials and consumer discretionary, making them the top contributing sectors to returns. Meanwhile, the Fund’s moderate overweight position in information technology somewhat detracted from performance. Although the Fund carried market weightings in health care and technology, we failed to keep up with market returns in these sectors.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Neurocrine Biosciences Inc. develops drugs for the treatment of neurological and endocrine-related diseases and disorders. The stock traded off severely following a decision by the Food and Drug Administration to reject a new drug application for Neurocrine’s controlled-release version of a drug to treat insomnia, which had represented the lion’s share of Neurocrine’s near-term pipeline. We sold the stock following the disappointment and were able to avoid a second significant drop in the share price.

XM Satellite Radio Holdings Inc. provides audio entertainment programming through its satellite system. As competition with Sirius Satellite Radio Inc. heated up, XM Satellite’s operating expenses and costs per new subscriber increased. After the company lowered its subscriber growth estimates for a second time in as many months, we sold our position in the stock.

Quicksilver Resources Inc. engages in the exploration and production of oil and natural gas. Expenses rose near the end of the reporting period causing profits to decline despite an increase in sales. We sold the stock because we had become concerned about a storage overhang in the natural gas market.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Discussion of Heritage Series Trust—Diversified Growth Fund Performance (continued)

Avid Technology Inc. sells hardware and software products that help make, manage, and distribute video, film, audio, and 3-D animation content. The company has been experiencing increasing competition in the low and middle range of its markets, which forced margins down and caused market share losses. Based on these concerns, we sold our position in the stock.

Patterson-UTI Energy Inc. provides pressure pumping services to oil and natural gas operators primarily in the Appalachian Basin. Due to the current overhang of high natural-gas storage levels, we believe drilling activity is likely to decline as new drilling rigs continue to flood the market. We sold our position in the stock.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Allegheny Technologies Inc. and Carpenter Technology Corporation are diversified specialty materials companies, which produce, among other metals, titanium and nickel alloy components used in airplanes. Both companies have benefited from the cyclical and secular trends in the commercial aerospace markets. Airplane manufacturers are using more titanium in the production of increasingly fuel-efficient aircrafts. For instance, Boeing’s new 787 Dreamliner uses ten times more titanium per plane than some of the company’s legacy models. However, we recently sold Allegheny Technologies in order to lower our exposure to the materials sector. We continue to hold competitor Carpenter Technology, because we believe it has superior prospects given the company’s low capital requirements to fund its growth initiatives.

IntercontinentalExchange Inc. is a leading exchange in the growing energy-derivatives sector, with a significant presence in the futures and over-the-counter energy markets. The firm is benefiting from the move to electronic trading with the rest of the futures industry. The company has very strong margins and cash flows. We believe that sustained growth in transaction fees should be driven by electronic adoption, introduction of new products and expanding customer reach.

Coach Inc. is a specialty retailer focused on providing high-quality handbags, wallets, watches, footwear and other accessories. We purchased this stock mid year after it had traded down on concern over discretionary spending in the consumer space. The stock has since rebounded nicely. We believe the company has a great brand and is a consistent grower. Also, Coach’s push into overseas markets is being well received, particularly in Japan.

QLogic Corporation supplies host bus adapters, switches, blade switches and routers for the storage networking market. QLogic boasts strong margins and free cash flow metrics, and we like the company’s long-term growth characteristics.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in small and mid-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. In our efforts to manage these risks, prior to purchasing a security we perform extensive fundamental research on the company and a comparative analysis of its peer group. If satisfied, we will then only purchase the security if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the total portfolio.

Discussion of Heritage Series Trust—International Equity Fund Performance

During an interview conducted on November 16, 2006, Rudolph-Riad Younes, CFA, and Richard Pell, the portfolio managers of the Heritage Series Trust—International Equity Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended October 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: Julius Baer Investment Management LLC, in its capacity as subadviser to the Fund, continues to focus on uncovering investments in both the developed and emerging markets. Our core approach enables us to seek opportunities regardless of the traditional distinction made between growth and value. We continue to believe in broad diversification across country, industry sector and company, and focus on mid to large capitalization companies.

Q: How would you describe the overall market environment and condition during the reporting period?

A: The twelve month period ended October 31, 2006 was a strong one for international equities as measured by the Fund’s benchmark index, the MSCI EAFE® Index (“Index”). Europe was a top performer among developed countries, with the markets of Portugal, Spain, Ireland, Sweden and the Netherlands providing impressive returns. Japan was the weakest of the major developed markets, although it did post positive performance. The United Kingdom managed to just slightly outperform the Index, while Hong Kong and New Zealand underperformed. From a sector perspective, top performers included utilities, materials and financials, while energy and telecommunication services lagged.

The period under review was a turbulent one, particularly in the second quarter of 2006. April and the early part of May continued along the strong path exhibited in the first quarter. However, this trend was quickly reversed in the aftermath of the U.S. Federal Reserve hike in short-term interest rates on May 10. Fearing growing inflationary pressures and future interest rate hikes, investors became risk averse and markets declined, in some cases substantially. This downturn was particularly evident within emerging markets. However, by the end of the second quarter, markets generally began to rebound. The Euro and Pound Sterling advanced versus the U.S. Dollar while the Japanese Yen declined slightly over the review period.

Given our ability to seek opportunities across developed and emerging markets without being held to a specific “style”, we are better able to manage the strategy as the overall investment climate changes.

Q: How did the Fund compare to the MSCI EAFE® Index during the reporting period?

A: Our ability to outperform the Index was the result of a number of factors, most notably our exposure to emerging markets. Top contributors included Russia, Poland and Turkey. Within Continental Europe, holdings in cement, airports and banks were positive contributors to results relative to the Index. The global cement industry has been on a consolidating trend leading to more pricing power. We view airports and seaports as quasi-monopolies able to leverage the increase in global travel and trade. Strained European government budgets have led to public/private partnerships with many companies engaged in infrastructure, and the Fund owns several throughout Europe and Asia.

The Italian banking industry has been undergoing a wave of consolidations which we expect to continue. We have been attracted to a number of banks which have been strong performers over the period. We continue to see opportunity for restructuring and efficiency gains, as well as growth potential within the credit market as demand for such products begins to converge toward European averages. Several positions held in Swedish banks were also supportive of results. The prospect for possible consolidation within the banking sector has provided positive performance compared to the Index.

Stock selection within the energy sector contributed to positive performance, particularly given strong results from several of our Russian oil and gas companies. We have long been attracted to the country’s energy reserves which trade at a discount to their Western European peers.

The utility sector was the strongest performer in the Index over the period, powered by mergers and deregulation. The fact that we were underweight in Spanish utilities detracted from results. However this was offset by a position held in a Finnish utility which outperformed over the period.

Within the telecommunication services sector, while we were roughly in line with the average index weight, our stock selection outperformed the Index.

Discussion of Heritage Series Trust—International Equity Fund Performance (continued)

Detracting from results was the position held in cash equivalents. As a defensive measure, we decreased our weighting to several emerging markets, as well as Japan toward the middle of the reporting period. However, we were cautious in redeploying the cash, which detracted from results.

Our underweight to Japanese equities positively contributed to Fund performance. Investors appear concerned about the impact any slowdown in consumer demand, especially from the U.S., will have on the country’s export sector. While the Japanese economy has made progress, we still believe it has structural issues due to a heavy reliance on export-related performance. We find more compelling valuations in Continental Europe where we are overweight relative to the Index.

Our positioning in Eastern and Central Europe was a major contributor to outperformance over the period. Our top-down(a) approach to emerging markets helped us to identify this region several years ago as offering unique growth opportunities. Within developed markets, we remained underweight in Japan which benefited performance. Through our bottom-up(b) approach, we identified many opportunities within Continental Europe. The region was supported by merger and acquisition activity.

From a country perspective, our positions held in many emerging markets positively impacted performance relative to the Index. Specifically, exposure to Russia, Poland, Turkey and Bulgaria had a positive impact on results. However, our exposure to the Czech Republic, Egypt and Hungary detracted from performance. Within Continental Europe, notable contributors to our relative results included Italy and Austria due to strong stock selection, and Germany given our overweight position which benefited the strategy as the market outperformed the Index. Switzerland detracted from results due to stock selection and Spain, due to our underweight to the market, (primarily due to the utility sector). Our underweight to the United Kingdom was a slight detractor to results.

Q: Which securities negatively and positively impacted the Fund’s performance during the reporting period?

A: KKR Private Equity Investors LP is a publicly traded buyout fund that invests its assets primarily in private equity investments sponsored by Kohlberg Kravis Roberts & Company. The position was purchased within the Fund in May. These shares have declined since purchase, but given the long-term nature of this investment, we have maintained this position. Roche Holding (Switzerland), exhibited positive performance over the period, but underperformed the Index. Roche is the world’s largest maker of cancer medicines. Although we have been underweight in the healthcare sector, we have held Roche as a core position. Endesa, Spain’s largest power company enjoyed very strong performance over the period as a result of takeover bids for the company. Unfortunately, while we held the shares during the earlier part of the reporting period, we had sold our position in February. This negatively impacted relative results versus the Index. Shares of Turkiye Is Bankasi A.S. had a negative return within the portfolio. The shares were particularly hit hard during the May and June sell-off in emerging markets. While the market in general has recovered somewhat, the position held detracted from results. Our underweight to the mining company Rio Tinto PLC (United Kingdom) detracted from results as the stock outperformed the Index.

In Russia, our position in the nation’s largest bank, Sberbank, was a top contributor to Fund performance for the reporting period. The company has experienced strong asset growth amid an economy which is growing, creating credit demand. Positions held in the oil and gas sector in Russia were also top contributors, including OAO Gazprom. We believe the Russian oil and gas companies will outperform relative to other companies within the sector. Additionally, our position in OAO Norilsk Nickel, the world’s largest nickel and palladium producer proved beneficial to results. Amid an era of industrialization for China and India, we believe Russia’s vast natural resources provide an attractive long term investment opportunity for investors.

The position held in LaFarge, the world’s largest maker of building materials, was a top contributor to results. The cement industry has been a beneficiary of large government spending and high barriers to entry creating an industry which has become more defensive in nature. Within Poland, our focus on many of the banks strongly linked to the emergence of the country, supported results. PKO Bank Polski, one of the top lenders in Poland exhibited solid results amid an expanding economic climate which has fuelled increased demand for financial services.

(a) A top-down method of analysis involves looking at the economy as a whole and then focusing on analyzing individual sectors to select those that are forecasted to outperform the market.

(b) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Discussion of Heritage Series Trust—International Equity Fund Performance (continued)

The position held in cash equivalents detracted from results amid a strong overall backdrop for equities over the period. Our defensive posture which we adopted during the market selloff in May/June was maintained somewhat as the markets began to recover. With reference to derivative instruments, our use of warrants and other instruments allows us to invest in markets where registration requirements may not enable us to invest in the local market. This has been the case in Russia and India. Our use of such derivative instruments has been beneficial to the strategy over the period and they have been among the top relative contributors to results. Specifically, the warrants on Sberbank (Russia), and Bharti Tele-Ventures (India) and State Bank of India had very strong performance.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: An important element to risk control is our focus on broad diversification across country, sector and company. In addition, our risk management process focuses on valuation, liquidity, operational and portfolio level risk management.

Forward foreign currency contracts are used at times to hedge underlying equity positions. However, these transactions are limited in scope and not a central component to the management of this international equity strategy as they are viewed as risk management and not return enhancement strategies.

Discussion of Heritage Series Trust—Mid Cap Stock Fund Performance

During an interview conducted on November 29, 2006, Todd McCallister, Ph.D., CFA, and Stacey Serafini Thomas, CFA, the portfolio managers of the Heritage Series Trust—Mid Cap Stock Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended October 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: We seek to capture significant long-term capital appreciation by investing in companies that meet our stringent selection criteria. The investment process focuses on companies that have a competitive advantage within their industry and fit within our growth and valuation guidelines.

We view investment decisions as if we were private buyers of a company. In other words, we want to own businesses (not just their numbers), which means focusing on firms that we believe maintain sustainable competitive advantages within their industry. Additionally, we seek to invest in companies that we believe exhibit self-sustaining growth through substantial cash earnings and employ conservative accounting.

We conduct extensive fundamental research to determine the ability of a company’s management team to maintain its competitive advantages and grow within its marketplace. We seek to build the portfolio from those companies that we believe have dominant market positions, sustainable profit rates, and market power not yet reflected in current valuations.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the first half of the annual reporting period, the market saw a broad-based run on low quality, high beta, and commodity stocks. The quintile of highest beta stocks in the Russell 3000® Index(a) performed nearly twice as well as the next highest quintile. The quintile of highest price-to-earnings ratios in the index saw the highest returns as well. The commodity-sensitive materials sector (steel, copper, and other metals) was the highest performing sector in the Russell 3000® Index.

The second half of the annual reporting period saw a reversal in many of the trends seen during the first six-month period. The market began to acknowledge the potential for slower earnings growth in the second half of 2006, with low quality stocks performing poorly. The highest two price-to-earnings quintiles and the quintile with the highest beta in the Russell 3000® Index saw the worst returns. This was accompanied by a drop in energy prices, as well as an inverted yield curve.

For the annual period overall, the top-performing sectors in the mid-cap space were telecommunications, information technology and utilities. The worst-performing sectors were healthcare, consumer discretionary and energy. In the past we have indicated our concerns about the consumer sector. Although the consumer sector is healthier because of the energy price drop, structural problems remain. Due to the housing boom, consumers have sourced more than half of the U.S. debt growth in recent years (compared to the consumer’s normal one third share). Debt has also been 12% of total consumer spending, more than twice its usual level.

We expect our fundamental research process to produce superior risk-adjusted returns over time and in most market conditions; however, a sustained increase in inflation and commodity prices may make it more difficult for us to outperform the market. On the other hand, any slowdown in earnings growth would favor our investment style.

Q: How did the Fund compare to the S&P MidCap 400 Index during the reporting period?

A: The Fund’s Class A shares outperformed the S&P MidCap 400 Index by approximately 275 basis points during the annual period. After some short-term underperformance during the broad-based run on low quality, high beta stocks that occurred during the first part of the annual period, the Fund outperformed the benchmark significantly as the market began to move toward the stable growth stocks that we favor. Those who have followed our strategy over time should not be surprised that we outperformed during this type of environment.

Historically, stable growth stocks have done well in periods of slowing economic growth. Additionally, they are currently undervalued after years of underperformance relative to cyclical stocks; many are trading at very attractive cash-flow yields. Cyclical value stocks have had a strong run the last few years. Takeover activity continues to support this area of the market.

(a) The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Discussion of Heritage Series Trust—Mid Cap Stock Fund Performance (continued)

At the sector level, the Fund was consistently underweight versus the S&P MidCap 400 Index in the energy and utilities sectors. Our philosophy of finding stable growth companies with competitive advantages did not see us finding many opportunities within the interest-sensitive utilities sector. A consistent underweight position within the utilities sector was a significant positive for the Fund during the first part of the annual period; however, a late run in utilities stocks gave us a negative overall relative effect. An underweight position within the energy sector did not have a significant allocation-related effect during the period. Rather, the Fund benefited relative to the benchmark in this sector due to very strong selection and superior performance.

The Fund was consistently overweight relative to the S&P MidCap 400 Index in the telecommunications and information technology sectors. The information technology sector was the benchmark’s second highest-performing sector on an absolute basis. The Fund had a negative total effect relative to the benchmark in this sector due to stock selection. The Fund’s holdings in telecommunications stocks had a significant positive effect on relative performance from an allocation as well as a selection standpoint.

Allocation effect at the sector level had a minimal positive impact on the Fund’s performance relative to the benchmark. Rather, relative outperformance during the annual period can be almost fully explained by our significant positive selection, particularly within the telecommunications, materials and energy sectors. The Fund saw disappointing performance from some of the individual holdings in the information technology services and semiconductors industries within the information technology sector.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Allegheny Technologies Inc. is a diversified specialty-materials producer. Pricing on the company’s materials and alloys has been a positive throughout the reporting period. We believe the company will continue to do well in an improving aerospace cycle as it expands its titanium production capabilities. The company has a record of evolving product mixes which helps it differentiate itself from other lower-multiple commodity driven companies. We sold the stock during the reporting period at a premium valuation.

FMC Technologies Inc. makes a variety of equipment for airports, food processors, and offshore oil producers. The company has a large exposure to the international subsea drilling industry, which has performed well as we approached the late stages of the energy cycle. It is dominant within its market place and continues to win more than its market share of new contracts due to its industry-leading technology and strong relationships with its international client base. We continue to hold the stock in the Fund portfolio.

Amphenol Corporation sells electrical and fiber optic equipment. The company is one of the largest connector manufacturers in the world. Management has put together a number of solid quarters with significant organic growth in its connector business. The stock remains a Fund holding.

Telus Corporation is a Canadian telecommunications company that provides data, internet protocol, high speed internet, and local and long-distance voice services. The company announced that it will be converting to an income trust, which is an investment trust that holds income-producing assets. Current distribution estimates from management have priced the stock favorably when compared to other telecom industry income trusts on a dividend yield basis. We sold the stock during the reporting period at a premium valuation.

AllianceBernstein Holding L.P. is an investment management company that provides diversified financial services to a broad international client base. The company has a solid foothold in the international marketplace, and continued to report solid organic revenue growth despite a weak equity market. Its funds have performed well over the last couple of years and we like its potential for continued growth of assets under management due to its diverse international client base. The stock remains a Fund holding.

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Westwood One Inc. provides radio stations across the United States with entertainment and traffic programming. The company suffered from higher programming costs associated with their Winter Olympics programming, and indicated that programming costs may continue to run high in the coming quarters as the company shifts its revenue base into alternative revenue sources. We sold out of the stock during the reporting period.

Discussion of Heritage Series Trust—Mid Cap Stock Fund Performance (continued)

Navteq Corporation operates and maintains a highly detailed digital map database that is used by automotive in-dash navigation as well as personal navigation device equipment makers. The company suffered revenue shortfalls from in-dash system sales. The increase in sales of lower-profit personal navigation devices appeared to eat into higher-profit in-dash revenues quicker than expected. Additionally, the rollout of a North American map database by the company’s only key competitor, TeleAtlas, was expected to put pressure on the stock. We sold out of the stock during the reporting period.

CheckFree Corporation is an electronic payment processing company. A slowdown occurred in the online bill paying industry revenues during the annual reporting period, and the following quarter did not see industry revenues snap back as robustly as widely expected. We became worried that increased competition within the industry will put pressure on future revenues, and sold the stock soon after the reporting period ended.

Analog Devices Inc. designs, manufactures and markets high-performance analog, mixed-signal and digital signal processing integrated circuits used in signal processing for industrial, communication, computer, and consumer applications. The stock had been suffering from poor industry sentiment due regulatory issues involving options expensing. Additionally, inventory issues within the analog semiconductors industry prompted us to sell the stock during the reporting period in order to lighten the Fund’s exposure to these issues.

Smith International Inc. is an oilfield equipment and services provider. We found the stock to be among the more undervalued energy stocks when we bought it midway through the annual reporting period, and it performed poorly along with most energy stocks during the final months of the annual reporting period as energy prices slid downward. We sold the stock as we trimmed our exposure to the energy sector.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in mid-cap companies generally involve greater risks than large-capitalization companies, due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. We measure, monitor, and manage the risk of the mandate by examining the Fund’s beta, tracking error, and standard deviation versus the benchmark. Additionally, we seek to limit risk by purchasing stocks we believe to be undervalued, conducting enough fundamental research to come away with a full understanding of the business in order to reduce the risk of earnings surprises, limiting individual industry weightings to a maximum of 25% of the Fund, and keeping Fund sector weightings within seven percentage points of benchmark sector weightings.

Q: Are there other factors that impacted Fund performance during the reporting period?

A: During the reporting period our portfolio turnover was higher than in the previous annual period. We did not perceive portfolio turnover to have a significant affect on the Fund’s performance. We expect that turnover may be higher in periods of high market volatility.

Our holdings in foreign securities contributed approximately 2% of Fund’s performance during the period. This was mostly attributable to Canadian telecommunications holdings Telus Corporation and Shaw Communications Inc.

After years of torrid performance from small-cap stocks, we have found that some larger mid-cap and large-cap stocks have become attractive from a valuation standpoint. We therefore hold positions in some companies that could be considered large-cap stocks. These stocks contributed approximately 2.6% of the Fund’s total performance. This was mostly attributable to holdings in Danaher Corporation and Adobe Systems Inc.

Discussion of Heritage Series Trust—Small Cap Stock Fund Performance

During an interview conducted on November 29, 2006, Bert Boksen, CFA of Eagle Asset Management, Inc. (“Eagle”) and James Awad of Awad Asset Management, Inc. (“Awad”), the portfolio managers of the Heritage Series Trust - Small Cap Stock Fund (the “Fund”), discussed the Fund’s performance for the fiscal year ended October 31, 2006. For performance returns, please see Stephen G. Hill’s letter on page one of this report.

Q: Describe the investment strategy used for the Fund during the reporting period.

A: During the reporting period, for the portion of the Fund’s portfolio subadvised by Eagle, we utilized a bottom-up(a) approach to investing. We invested in the securities of companies with accelerating earnings growth, reasonable valuations, acceptable debt levels, and high or expanding returns on equity. Not as an investment strategy, but as a preference, we favor management teams of companies that the Fund invests in to have significant insider ownership, that is, substantial personal stakes in the success of the securities. We also firmly believe in the importance of meeting with company management. We travel quite frequently to investor conferences and various company headquarters in order to meet face-to-face with the management teams of the Fund’s existing and prospective holdings.

For the portion of the Fund’s portfolio subadvised by Awad, we like to maintain the bottom-up approach to stock picking discipline. We continued to attempt to buy growing companies selling at value prices.

Q: How would you describe the overall U.S. market environment and condition during the reporting period?

A: During the fiscal year, small-cap stocks continued their multi-year outperformance of large-cap stocks. The trend of value stocks besting growth continued as well, though the degree of outperformance was more severe in the large-cap space than in the smaller end of the market capitalization spectrum. Breadth in the small-cap market was expansive as all major sectors had double-digit positive returns. Sectors with above-average total returns in the small-cap growth space included industrials, materials and consumer staples. Sectors with total returns less than market average were health care, consumer discretionary and energy.

There were several major forces that influenced market returns during the reporting period. The economy continued to grow at a respectable rate, though inflation and interest pressures plus high oil prices presented challenges to the growth of the economy. The first half of the reporting period was characterized by the performance of momentum, low quality investing. Conversely, the second half of the reporting period was characterized by a renewed resurgence for quality investing. Broad equity markets staged an impressive rally toward the end of the fiscal year, as falling energy costs, the end of Federal Reserve tightening and a rally in the bond market offset continued fears of a housing-induced recession.

While we are growth investors, our secondary emphasis on valuation has historically led our strategy to lag the benchmark in very strong periods, while outperforming in flat and falling markets.

Q: How did the Fund compare to the Russell 2000® Index during the reporting period?

A: The Fund’s emphasis on quality, risk aversion and strict valuation parameters resulted in the Fund not performing as well as higher risk funds. Performance was slightly behind the Fund’s benchmark index, the Russell 2000® Index (“Index”) for the fiscal year, but this was accomplished with less risk than the benchmark. Our preference is to concentrate on long-term economic value rather than on short-term stock momentum.

The Fund’s bottom-up strategy served us well as stock selection was strong, particularly within the materials sector, which more than made up for the Fund’s slight underweight posture in the space. The Fund benefited from an overweight position and strong stock selection in information technology, making it the Fund’s best performing sector on both an absolute and relative basis. The consumer staples sector also added to overall Fund performance over the last fiscal year. The Fund’s slight overweight positions in energy and consumer discretionary detracted from returns as both sectors underperformed the average return of the Index.

(a) A bottom-up method of analysis de-emphasizes the significance of economic and market cycles. The primary focus is the analysis of individual companies rather than the industry in which that company operates or the economy as a whole.

Discussion of Heritage Series Trust—Small Cap Stock Fund Performance (continued)

Q: Which securities negatively impacted the Fund’s performance during the reporting period?

A: Securities that negatively impacted the Fund for the reporting period was Patterson-UTI Energy Inc., McDATA Corporation, deCODE genetics Inc., Allion Healthcare Inc., Unit Corporation and Champion Enterprises Inc. Patterson-UTI Energy provides pressure pumping services to oil and natural gas operators primarily in the Appalachian Basin. Due to an overhang in natural gas storage inventories, drilling activity appears likely to decline as the pressure-pumping industry continues to add capacity at a rapid pace. We sold the stock to reduce our exposure to natural gas. McDATA Corporation is a provider of data storage components. Gross margins decreased due to an increase in services resulting from a recent acquisition and higher price competition. We sold the stock. deCODE genetics Inc. is a biopharmaceutical company applying its discoveries in human genetics to develop drugs for common diseases. The stock has traded down on troubles with a late-stage clinical trail for a heart attack prevention drug. The trial was recently suspended due to the discovery of decreased tablet solubility over time, and the company is exploring alternative manufacturing processes. Allion Healthcare is a national provider of specialty pharmacy and disease management services focused on HIV/AIDS patients. The company has experienced execution problems related to an acquisition. We sold the stock due to the resulting squeeze on the company’s profit margins. Unit Corporation is engaged in the contract drilling of oil and natural-gas wells. Due to an overhang in natural gas storage inventories, drilling activity appears likely to decline as the pressure-pumping industry continues to add capacity at a rapid pace. We trimmed our exposure to the stock, a long-term winner in the Fund. Champion Enterprises builds and sells manufactured and modular homes. The company suffered from significantly lower-than-expected profits during the reporting period as the U.S. housing market slowed down. Champion Enterprises remains a Fund holding.

Q: Which securities positively impacted the Fund’s performance during the reporting period?

A: Top performing securities that contributed to the Fund’s performance during the reporting period included Aleris International Inc., Cash America International Inc., General Cable Corporation, OYO Geospace Corporation, Delta & Pine Land Company, Eclipsys Corporation and Commscope Inc. Aleris International is a recycler of aluminum and zinc. The company has benefited from improving fundamentals in the metals market, including price strength in aluminum and zinc. In addition, the stock traded up nicely after the company announced it had entered into a definitive merger agreement with a private equity firm. Cash America owns pawn shops throughout the United States and Europe. The company has benefited from dramatic growth in its payday-loan business. General Cable Corporation manufactures and distributes wire and cable products. The company has experienced improved demand in nearly all end markets and is increasing its geographic penetration. OYO Geospace designs and manufactures instruments and equipment used in the acquisition and processing of seismic data for the oil and gas industry. We believe one of the company’s biggest growth opportunities is in its reservoir systems segment. Recent high-margin contracts for its reservoir products signal oil company readiness to adopt this improving technology. Delta & Pine, which produces varieties of cotton and soybean seeds, was the target of an acquisition during the quarter. The stock traded up nicely following Monsanto Company’s all-cash offer. Eclipsys Corporation provides information technology for health-care providers. Prior to selling the stock in the first quarter, Eclipsys had been a successful long-term holding in the Fund. We’d sold the stock because we believed there was a significant chance the company would miss earnings estimates for the June quarter. We were right, and the stock traded down significantly. We still very much like the company’s fundamentals and long-term growth prospects, and we used the price weakness as an opportunity to repurchase the stock. Commscope designs and manufactures cable and connectivity solutions for communication networks. The company benefited from demand for communication cable and optics during the reporting period and remains a Fund holding.

Q: What steps do you take to manage the Fund’s portfolio investment risks?

A: Investments in small-cap companies generally involve greater risks than large-capitalization companies due to their more limited managerial and financial resources. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks. In addition, the Fund invests in growth companies that entail greater risks. The prices of growth company securities may rise and fall dramatically, based in part on investors’ perceptions of the company rather than on fundamental analysis of the stocks. In our effort to help manage such risks for the portion of the Fund’s portfolio subadvised by Eagle, prior to purchasing a security we perform fundamental research on the company and a comparative analysis of its peer group. We will then only purchase the security if we can do so at what we consider a reasonable price. In addition, we diversify among market sectors and trim holdings that grow above 5% of the total portfolio. In our effort to help manage such risks for the portion of the Fund’s portfolio subadvised by Awad, we attempt to invest in what we believe to be reasonable priced stocks. Specifically, we buy stocks that we believe are growing, dominate their markets, generate excess cash and are managed by excellent management teams. In addition, the prices we pay are below strategic acquisition value and/or private equity takeover value; this if the fundamentals are good it is possible that a strategic or financial buyer will take over the entire company if the price goes below fair value.

Investment Portfolio October 31, 2006

Core Equity Fund

Shares		Value
Common Stocks—89.0% (a)
Advertising—3.3%
54,320	Omnicom Group Inc.	$5,510,764

Aerospace/Defense—2.3%
58,200	United Technologies Corporation	3,824,904

Banks—5.1%
47,600	Bank of America Corporation	2,564,212
105,500	Wachovia Corporation	5,855,250

		8,419,462

Beverages—3.1%
110,710	The Coca-Cola Company	5,172,371

Computers—2.9%
392,240	EMC Corporation	4,804,940

Diversified Manufacturer—5.9%
182,670	General Electric Company	6,413,544
110,990	Tyco International Ltd.	3,266,436

		9,679,980

Electric—2.0%
41,460	Dominion Resources, Inc.	3,357,845

Environmental Control—1.9%
84,530	Waste Management, Inc.	3,168,184

Financial Services—9.3%
56,280	American Express Company	3,253,547
99,990	Citigroup Inc.	5,015,498
75,690	Freddie Mac	5,221,853
10,200	Goldman Sachs Group, Inc.	1,935,858

		15,426,756

Healthcare Products—9.7%
119,480	Baxter International Inc.	5,492,496
78,550	Johnson & Johnson	5,294,270
73,370	Zimmer Holdings, Inc.*	5,283,374

		16,070,140

Healthcare Services—2.9%
95,030	HCA Inc.	4,800,916

Household Products—1.9%
47,700	Kimberly-Clark Corporation	3,173,004

Housewares—2.0%
110,830	Newell Rubbermaid Inc.	3,189,687

Insurance—2.9%
36,020	American International Group, Inc.	2,419,463
96,980	Progressive Corporation	2,344,007

		4,763,470

Multimedia—4.6%
81,940	Time Warner Inc.	1,639,619
153,990	Viacom Inc., Class “B”*	5,993,291

		7,632,910

Shares		Value
Common Stocks (continued)
Pharmaceuticals—4.3%
138,990	Pfizer Inc.	3,704,084
66,760	Wyeth	3,406,763

		7,110,847

Retail—7.0%
166,770	CVS Corporation	5,233,243
90,630	McDonald’s Corporation	3,799,210
49,010	Wal-Mart Stores, Inc.	2,415,213

		11,447,666

Semiconductor Equipment—4.1%
187,600	Applied Materials, Inc.	3,262,364
163,200	Intel Corporation	3,482,688

		6,745,052

Software—7.6%
283,640	Microsoft Corporation	8,143,303
240,290	Oracle Corporation*	4,438,156

		12,581,459

Telecommunications—6.2%
224,430	Nokia Corporation, Sponsored ADR	4,461,668
307,640	Sprint Nextel Corporation	5,749,792

		10,211,460

Total Common Stocks (cost $134,874,118)		147,091,817

Repurchase Agreement—10.5% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2006 @ 5.0% to be repurchased at $17,360,411 on November 1, 2006, collateralized by $14,560,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $17,909,690 including interest) (cost $17,358,000)		17,358,000

Total Investment Portfolio (cost $152,232,118) (b), 99.5% (a)		164,449,817
Other Assets and Liabilities, net, 0.5% (a)		851,009

Net Assets, 100.0%		$165,300,826

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $152,258,738. Market value includes net unrealized appreciation of $12,191,079 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $13,047,462 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $856,383.

ADR—American Depository Receipt.

18	The accompanying notes are an integral part of the financial statements.

Investment Portfolio October 31, 2006

Diversified Growth Fund

Shares		Value
Common Stocks—99.0% (a)
Aerospace/Defense—3.4%
24,780	Alliant Techsystems Inc.*	$1,913,264
66,140	L-3 Communications Holdings, Inc.	5,325,593

		7,238,857

Apparel—4.9%
162,605	Carter’s, Inc.*	4,590,339
149,505	Coach, Inc.*	5,926,378

		10,516,717

Biotechnology—3.6%
68,760	Celgene Corporation*	3,674,534
67,494	Invitrogen Corporation*	3,915,327

		7,589,861

Chemicals—1.1%
123,595	The Mosaic Company*	2,313,698

Commercial Services—3.7%
118,615	Pharmaceutical Product Development, Inc.	3,754,165
94,360	Weight Watchers International, Inc.	4,114,096

		7,868,261

Computers—2.2%
150,020	Cadence Design Systems, Inc.*	2,679,357
38,520	FactSet Research Systems Inc.	1,960,668

		4,640,025

Cosmetics/Personal Care—1.1%
59,890	The Estee Lauder Companies Inc., Class “A”	2,418,957

Diversified Manufacturer—5.0%
46,685	Actuant Corporation, Class “A”	2,396,808
69,480	Danaher Corporation	4,986,580
90,255	Trinity Industries, Inc.	3,254,595

		10,637,983

Electronics—2.4%
105,600	Dolby Laboratories, Inc., Class “A”*	2,089,824
35,920	Fisher Scientific International Inc.*	3,075,470

		5,165,294

Engineering & Construction—2.0%
96,950	McDermott International, Inc.*	4,333,665

Entertainment—2.4%
121,285	International Game Technology	5,155,825

Environmental Control—3.7%
190,110	Allied Waste Industries, Inc.*	2,309,836
135,915	Republic Services, Inc.	5,573,874

		7,883,710

Financial Services—9.7%
117,015	Ameriprise Financial, Inc.	6,026,272
24,655	CBOT Holdings, Inc., Class “A”*	3,658,802
53,595	IntercontinentalExchange, Inc.*	4,524,490
87,395	T. Rowe Price Group, Inc.	4,134,657

Shares		Value
Common Stocks (continued)
Financial Services (continued)
136,250	TD Ameritrade Holding Corporation*	2,244,038

		20,588,259

Food—1.1%
54,895	Dean Foods Company*	2,299,552

Healthcare Products—7.1%
85,125	Henry Schein, Inc.*	4,229,861
49,510	Intuitive Surgical, Inc.*	4,910,402
43,710	Mentor Corporation	2,045,628
110,630	Respironics, Inc.*	3,907,452

		15,093,343

Home Furnishings—2.1%
43,760	Harman International Industries, Inc.	4,478,836

Internet—4.7%
58,695	Checkfree Corporation*	2,317,279
56,765	F5 Networks, Inc.*	3,757,275
126,470	IAC/InterActiveCorp*	3,918,041

		9,992,595

Iron/Steel—2.6%
51,460	Carpenter Technology Corporation	5,505,705

Lodging—5.0%
28,060	Harrah’s Entertainment, Inc.	2,085,700
92,170	Starwood Hotels & Resorts Worldwide, Inc.	5,506,236
52,370	Station Casinos, Inc.	3,157,911

		10,749,847

Machinery—1.4%
72,615	Bucyrus International, Inc.	3,042,568

Oil & Gas—1.1%
64,605	Southwestern Energy Company*	2,298,646

Oil & Gas Services—3.3%
133,440	Oceaneering International Inc.*	4,802,506
86,255	Tetra Technologies, Inc.*	2,234,004

		7,036,510

Pharmaceuticals—3.9%
37,540	Allergan, Inc.	4,335,870
72,910	Medco Health Solutions, Inc.*	3,900,685

		8,236,555

Pipelines—1.8%
160,660	Williams Companies, Inc.	3,924,924

Retail—3.8%
40,720	Brinker International, Inc.	1,890,630
97,185	PetSmart, Inc.	2,796,984
119,070	The Cheesecake Factory Inc.*	3,363,728

		8,051,342

Semiconductors Equipment—3.9%
89,550	ASML Holding N.V.*	2,045,322

The accompanying notes are an integral part of the financial statements.	19

Investment Portfolio (continued) October 31, 2006

Diversified Growth Fund

Shares		Value
Common Stocks (continued)
Semiconductors Equipment (continued)
117,315	Micron Technology, Inc.*	$1,695,202
220,870	QLogic Corporation*	4,545,505

		8,286,029

Software—4.6%
109,880	Adobe Systems Inc.*	4,202,910
48,470	ANSYS, Inc.*	2,229,620
114,570	Citrix Systems, Inc.*	3,383,252

		9,815,782

Telecommunications—5.3%
90,995	Amdocs Ltd.*	3,526,966
260,770	Comverse Technology, Inc.*	5,676,963
191,130	Tellabs, Inc.*	2,014,510

		11,218,439

Television, Cable & Radio—0.5%
30,600	Univision Communications Inc., Class “A”*	1,072,836

Transportation—1.6%
72,915	Landstar System, Inc.	3,386,173

Total Common Stocks (cost $179,751,091)		210,840,794

Value
Repurchase Agreement—1.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2006 @ 5.0% to be repurchased at $2,688,373 on November 1, 2006, collateralized by $2,255,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $2,773,788 including interest) (cost $2,688,000)	2,688,000

Total Investment Portfolio (cost $182,439,091) (b), 100.2% (a)	213,528,794
Other Assets and Liabilities, net, (0.2%) (a)	(439,786)

Net Assets, 100.0%	$213,089,008

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $182,555,859. Market value includes net unrealized appreciation of $30,972,935 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $33,234,018 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,261,083.

20	The accompanying notes are an integral part of the financial statements.

Investment Portfolio October 31, 2006

International Equity Fund

Shares		Value
Common Stocks—89.4% (a)
Australia—2.1%
21,864	BHP Billiton Ltd.	$465,175
17,293	Brambles Industries, Ltd.	166,474
6,638	CSL, Ltd.	287,994
39,279	John Fairfax Holdings Ltd.	147,731
462,817	Macquarie Airports	1,148,125
91,162	Newcrest Mining Ltd.	1,692,845
9,941	Publishing & Broadcasting, Ltd.	149,164
7,198	Rio Tinto, Ltd.	434,035

		4,491,543

Austria—2.8%
18,576	Erste Bank der Oesterreichischen Sparkassen AG*	1,263,244
2,492	Flughafen Wien AG*	223,581
91,610	IMMOFINANZ Immobilien Anlagen AG*	1,111,543
15,933	OMV AG*	870,709
8,483	Raiffeisen International Bank Holding AG*	969,963
28,889	Telekom Austria AG*	718,885
5,713	Wiener Stadtische AG*	367,574
10,696	Wienerberger AG*	556,410

		6,081,909

Belgium—2.0%
7,866	Almancora Communication VA*	1,037,172
26,094	Fortis SA/NV	1,095,463
19,802	KBC Groupe NV	2,161,030

		4,293,665

Bermuda—0.2%
4,423	Central European Media Enterprises, Ltd., Class “A”*	326,506

Brazil—0.1%
11,388	Votorantim Celulose e Papel S.A., Sponsored ADR	207,831

Canada—0.9%
41,639	Bema Gold Corporation*	178,781
1,668	Centerra Gold Inc.*	16,567
19,106	Eldorado Gold Corporation*	81,183
66,567	Ivanhoe Mines, Ltd.*	693,777
7,898	Potash Corporation of Saskatchewan Inc.	989,677

		1,959,985

China—0.4%
395,451	Beijing Capital International Airport Company, Ltd., Class “H”	252,999
120,032	China Life Insurance Company, Ltd.	253,396
28,080	Shenzhen Chiwan Wharf Holdings Ltd., Class “B”	45,806
114,999	Weiqiao Textile Company Ltd., Class “H”	157,895
207,156	Wumart Stores, Inc., Class “H”	193,081

		903,177

Cyprus—0.7%
140,308	Bank of Cyprus Public Company, Ltd.	1,590,117

Czech Republic—1.5%
10,436	Cesky Telecom, AS*	219,785

Shares		Value
Common Stocks (continued)
Czech Republic (continued)
18,887	Komercni Banka, AS*	2,941,235

		3,161,020

Denmark—0.4%
1,075	ALK-Abello AS*	164,552
7,010	Novo Norkisk AS, Class “B”*	529,296
1,200	Royal UNIBREW AS*	138,790
3,324	Vestas Wind Systems AS*	93,486

		926,124

Egypt—0.1%
1,736	Orascom Telecom Holding SAE, Sponsored GDR	97,586

Finland—1.9%
1,489	Elisa Oyj*	37,655
48,725	Fortum Oyj*	1,340,421
54,149	Nokia Oyj	1,076,988
14,231	Sampo Oyj, Class “A”*	308,259
7,825	Sanomawsoy Oyj*	201,838
3,150	Stockmann Oyj Abp, Class “B”*	132,232
2,136	Wartsila Oyj, Class “B”*	97,958
33,345	YIT OYJ*	828,140

		4,023,491

France—10.5%
1,306	Accor SA	90,690
8,166	Air Liquide*	1,737,312
2,746	Atos Origin SA*	156,327
11,598	BNP Paribas	1,274,858
16,899	Bouygues	984,822
6,206	Compagnie de Saint-Gobain	456,916
16,007	Electricite de France*	970,466
45,102	France Telecom SA	1,171,456
2,692	Gaz de France*	108,304
3,374	Générale de Santé*	121,321
1,149	Hermes International*	124,719
7,092	JC Decaux SA*	180,976
17,318	Lafarge SA	2,329,082
2,200	Lagardere SCA*	158,206
21,373	LVMH Moet Hennessy Louis Vuitton SA	2,228,848
3,645	Neuf Cegetel*	110,100
5,404	Pernod-Ricard SA	1,082,202
10,206	PPR SA	1,522,840
4,083	Publicis Groupe SA	158,113
2,538	Renault SA	296,499
16,775	Sanofi-Aventis SA	1,425,754
2,557	Societe Generale	423,962
17,300	Societe Television Francaise 1	587,651
11,492	Suez SA	513,840
46,977	Total SA	3,199,091
5,093	Veolia Environnement*	311,809
2,988	Vinci SA	336,589
12,717	Vivendi SA	481,508

		22,544,261

Germany—8.0%
3,835	Adidas AG	192,298

The accompanying notes are an integral part of the financial statements.	21

Investment Portfolio (continued) October 31, 2006

International Equity Fund

Shares		Value
Common Stocks (continued)
Germany (continued)
45,008	Commerzbank AG	$1,597,483
1,228	Continental AG	137,241
11,462	Deutsche Bank AG	1,441,034
5,937	Deutsche Boerse AG*	956,633
77,223	Deutsche Post AG	2,137,836
3,424	Deutsche Postbank AG*	254,866
4,988	E.ON AG	599,495
38,149	Fraport AG Frankfurt Airport Services Worldwide*	2,623,781
6,974	Fresenius AG*	1,258,667
7,620	Fresenius Medical Care AG & Co. KGaA	1,016,554
6,507	Henkel KGaA*	779,474
8,155	Hypo Real Estate Holding AG*	512,966
34,595	IVG Immobilien AG*	1,246,624
6,190	KarstadtQuelle AG*	145,468
13,870	Landesbank Berlin Holding AG*	106,117
2,434	MAN AG	216,238
1,846	Merck KGaA*	194,747
149	Puma AG Rudolf Dassler Sport*	52,872
1,859	Sap AG	369,627
11,843	Siemens AG*	1,066,374
1,694	SolarWorld AG*	91,004
633	Wacker Chemie AG*	76,060

		17,073,459

Greece—0.5%
10,404	Alpha Bank AE*	302,966
29,446	Hellenic Telecommunications Organization SA*	762,265

		1,065,231

Hong Kong—2.2%
359,718	China Merchants Holdings (International) Company, Ltd.	1,050,925
66,000	Clear Media, Ltd.*	92,506
449,703	Galaxy Entertainment Group, Ltd.	417,506
198,805	Hutchison Telecommunications International, Ltd.*	382,452
660,466	Melco International Development Ltd.	1,611,193
884,772	Shun TAK Holdings Ltd.	1,168,710
97,996	Texwinca Holdings Ltd.	64,140

		4,787,432

Hungary—2.2%
1,173	Egis Gyogyszergyar Reszvnytarsas Rt.*	153,621
1,040	Gedeon Richter Rt.*	218,475
324,192	Magyar Telekom Telecommunications PLC*	1,510,795
83,420	OTP Bank PLC*	2,937,756

		4,820,647

India—0.2%
5,623	State Bank of India, Sponsored GDR	353,613

Indonesia—0.1%
287,000	Indofood Sukses Makmur Tbk PT	41,866
44,743	Semen Gresik Persero Tbk PT	142,972

		184,838

Shares		Value
Common Stocks (continued)
Ireland—0.1%
59,888	Dragon Oil PLC*	179,827

Italy—5.7%
16,638	Assicurazioni Generali SpA*	659,659
198,215	Banca CR Firenze SpA*	662,545
58,305	Banca Intesa SpA	398,541
193,500	Banca Intesa SpA (Non-voting)*	1,282,474
7,177	Banca Italease SpA*	401,195
5,529	Banca Popolare dell’Emilia Romagna*	130,579
73,209	Banca Popolare di Milano Scrl*	1,083,694
5,722	Banca Popolare di Sondrio*	100,848
82,912	Banca Popolare Italiana*	1,098,423
11,596	Banche Popolari Unite SCpA	317,954
13,454	Banco Popolare di Verona e Novara SCRL	361,768
76,276	Beni Stabili SpA*	86,634
7,137	Bulgari SpA*	99,722
42,563	Buzzi Unicem SpA*	1,122,564
126,007	Capitalia SpA*	1,113,312
42,268	Credito Emiliano SpA*	606,594
8,455	Finmeccanica SpA	203,076
17,190	Geox SpA*	227,454
4,711	Luxottica Group SpA*	146,394
43,520	Parmalat SpA*	155,278
71,714	Telecom Italia SPA	217,250
206,052	UniCredito Italiano SpA	1,705,437

		12,181,395

Japan—8.1%
2,968	Aeon Credit Service Company, Ltd.	66,438
920	Acom Company, Ltd.	35,412
1,200	Aiful Corporation	41,284
3,001	Aisin Seiki Company, Ltd.	92,099
7,184	Bank of Kyoto, Ltd.	73,804
12,059	Canon Inc.	642,236
2,617	Credit Saison Company, Ltd.	94,284
11,000	Daihatsu Motor Company, Ltd.	110,540
6,300	Daikin Industries, Ltd.	177,224
6,003	Daiwa Securities Group Inc.	67,648
5,613	Denso Corporation	213,445
65	Dentsu Inc.	178,458
39	East Japan Railway Company	272,977
3,200	Eisai Co., Ltd.*	163,582
2,000	Exedy Corporation	58,682
1,700	Fanuc, Ltd.	147,594
41	Fuji Television Network, Inc.	85,305
9,000	Fujitsu, Ltd.	73,068
17,020	Honda Motor Company, Ltd.	602,277
8,300	HOYA Corporation	319,512
1,900	IBIDEN Company, Ltd.	99,087
11,000	ITOCHU Corporation	87,235
96	Japan Tobacco Inc.	417,851
3,494	JS Group Corporation	71,439
2,913	JSR Corporation	72,799
500	Keyence Corporation	110,716
9,474	Koito Manufacturing Company, Ltd.	133,987
19,491	Kubota Corporation	169,446
1,800	Kyocera Corporation	160,813
2,963	Makita Corporation	87,824

22	The accompanying notes are an integral part of the financial statements.

Investment Portfolio (continued) October 31, 2006

International Equity Fund

Shares		Value
Common Stocks (continued)
Japan (continued)
52,853	Matsushita Electric Industrial Company, Ltd.	$1,100,322
11,000	Mitsubishi Electric Corporation	95,970
109	Mitsubishi UFJ Financial Group, Inc.	1,385,322
8,000	Mitsubishi UFJ Securities Company, Ltd.	97,233
10,129	Mitsui Fudosan Company, Ltd.	248,138
13,527	Mitsui Mining & Smelting Company, Ltd.	65,143
133	Mizuho Financial Group, Inc.*	1,033,085
13,000	NGK Spark Plug Company, Ltd.	273,116
7,562	NHK Spring Company, Ltd.	83,699
701	Nintendo Company, Ltd.	143,191
4,000	Nippon Electric Glass Company, Ltd.	85,661
37	Nippon Telegraph and Telephone Corporation	186,552
5,000	Nissan Chemical Industries Ltd.	63,958
7,362	Nissan Motor Company, Ltd.	88,203
5,801	Nitto Denko Corporation	329,393
5,200	NOK Corporation	135,828
10,022	Nomura Holdings, Inc.	177,157
11,000	NSK Ltd.	91,807
173	NTT DoCoMo, Inc.*	264,316
830	ORIX Corporation	234,108
1,710	Promise Co., Ltd.	61,918
23	Resona Holdings, Inc.	69,662
19,000	Ricoh Company, Ltd.	375,423
6	Sapporo Hokuyo Holdings, Inc.	60,013
5,100	Sega Sammy Holdings Inc.	127,844
3,800	Seven & I Holdings Company, Ltd.	121,450
11,000	Sharp Corporation	196,209
8,686	Sony Corporation	357,153
7,899	Stanley Electric Company, Ltd.	156,695
21,000	Sumitomo Chemical Company, Ltd.	149,182
7,448	Sumitomo Corporation, Ltd.	97,966
7,400	Sumitomo Electric Industries, Ltd.	104,430
13,084	Sumitomo Metal Industries, Ltd.	49,034
78	Sumitomo Mitsui Financial Group Inc.	852,925
6,000	Suruga Bank, Ltd.	74,624
20,500	Suzuki Motor Corporation	582,325
4,100	Takeda Pharmaceutical Company, Ltd.	262,848
1,620	Takefuji Corporation	58,719
12,000	Teijin Ltd.	66,680
14,000	The Bank of Fukuoka, Ltd.	111,430
19,997	The Bank of Yokohama, Ltd.	154,745
12,000	The Chiba Bank, Ltd.	106,984
8,000	The Gunma Bank, Ltd.	55,769
8,486	The Shizuoka Bank, Ltd.	90,802
19,065	The Sumitomo Trust & Banking Company, Ltd.	205,305
6,000	Toppan Printing Company, Ltd.	65,629
11,000	Toray Industries Inc.	78,930
18,932	Toyota Motor Corporation	1,118,742
2,100	Yamada Denki Company, Ltd.	207,599
7,101	Yamaha Motor Company, Ltd.	193,521
2,564	Yamato Holdings Company, Ltd.	39,947
3,601	Yokogawa Electric Corporation	49,434

		17,413,205

Luxembourg—0.3%
7,613	Gagfah SA*	221,108
10,232	Millicom International Cellular SA*	510,372

		731,480

Shares		Value
Common Stocks (continued)
Mexico—1.0%
10,044	Cemex SA de CV, Sponsored ADR*	308,753
7,411	Consorcio ARA, SA de CV	42,017
3,233	Fomento Economico Mexicano SA de CV, Sponsored ADR	312,599
132,745	Grupo Financiero Banorte, SA de CV	480,781
41,268	Grupo Televisa SA, Sponsored ADR	1,018,494
28,302	Urbi Desarrollos Urbanos, SA de CV*	86,236

		2,248,880

Netherlands—4.0%
7,648	Euronext NV	765,383
10,669	Heineken NV	483,739
42,881	ING Groep NV	1,901,150
37,156	Koninklijke KPN NV	496,713
43,518	Koninklijke Philips Electronics NV	1,520,517
12,775	Royal Numico NV*	571,436
41,159	TNT NV*	1,583,572
37,830	Unilever NV, Sponsored ADR	933,107
13,670	Vedior NV	250,113

		8,505,730

New Zealand—0.1%
93,060	Auckland International Airport Ltd.	127,221

Norway—1.3%
34,469	DnB NOR ASA*	451,534
15,789	Norsk Hydro ASA, Sponsored ADR*	364,963
8,462	Orkla ASA*	433,816
577,923	Pan Fish ASA*	452,822
19,824	Statoil ASA	503,302
30,783	Telenor ASA*	486,394

		2,692,831

Philippines—0.5%
48,939	Ayala Corporation	481,142
1,111,432	Ayala Land, Inc.	340,075
4,427	Philippine Long Distance Telephone Company, Sponsored ADR	210,769

		1,031,986

Poland—5.5%
6,718	Agora SA	63,277
4,468	Bank BPH SA	1,278,341
17,960	Bank Handlowy w Warszawie SA	452,955
37,949	Bank Pekao SA	2,560,315
16,227	Bank Zachodni WBK SA	1,104,444
1,862	BRE Bank SA*	177,859
8,720	Budimex SA*	210,226
8,398	CCC SA	123,846
35,700	Cersanit-Krasnystaw SA*	473,487
27,404	Globe Trade Centre SA*	301,591
2,836	Grupa Kety SA	183,946
3,447	Inter Cars SA*	43,783
2,798	Polska Grupa Farmaceutyczna SA	69,407
21,753	Polski Koncern Miesny Duda SA*	115,707
246,641	Powszechna Kasa Oszczednosci Bank Polski SA	3,112,407
899	Stomil Sanok SA	49,554
203,265	Telekomunikacja Polska SA	1,494,069

		11,815,214

The accompanying notes are an integral part of the financial statements.	23

Investment Portfolio (continued) October 31, 2006

International Equity Fund

Shares		Value
Common Stocks (continued)
Portugal—0.2%
37,510	Electricidade de Portugal SA*	$168,564
4,412	Jeronimo Martins SA	84,512
17,104	Portugal Telecom SGPS SA*	213,346

		466,422

Romania—0.1%
774,218	Impact SA*	161,650
98,316	SNP Petrom SA	22,491
372,000	Socep Constanta	33,770

		217,911

Russia—3.1%
13,805	CTC Media, Inc.*	335,047
7,277	JSC MMC Norilsk Nickel, Sponsored ADR	1,075,177
10,265	LUKOIL, Sponsored ADR*	829,412
29,387	OAO Gazprom, Sponsored ADR	1,244,833
7,859	OAO Novatek, 144A, Sponsored GDR	455,822
142,473	OAO Rosneft Oil Company, Sponsored GDR*	1,225,268
11,301	Polyus Gold Company, Sponsored ADR*	533,407
7,572	TMK OAO, 144A, Sponsored GDR*	191,193
11,183	Unified Energy System of Russia, Sponsored GDR	842,080

		6,732,239

South Korea—0.5%
2,196	Hyundai Motor Company	178,533
1,122	NHN Corporation	111,021
1,382	Samsung Electronics Company, Ltd.	895,269

		1,184,823

Spain—0.9%
98,495	Corporacion Mapfre SA	435,626
5,976	Grupo Empresarial ENCE SA	294,954
9,030	Inditex SA	431,814
39,735	Telefonica SA	765,732

		1,928,126

Sweden—3.0%
2,047	Autoliv, Inc., Sponsored SDR*	116,021
49,959	ForeningsSparbanken AB*	1,636,181
18,078	Getinge AB, Class “B”*	319,825
4,881	H&M Hennes & Mauritz AB, Class “B”	210,382
11,449	Modern Times Group AB, Class “B”*	658,765
78,659	Nordea Bank AB	1,084,388
4,297	Securitas AB, Class “B”*	56,458
4,297	Securitas Direct AB, Class “B”*	13,098
4,297	Securitas Systems AB, Class “B”*	14,348
49,621	Skandinaviska Enskilda Banken AB, Class “A”*	1,386,636
18,257	Skanska AB, Class “B”*	325,206
68,161	Telefonaktiebolaget LM Ericsson, Class “B”	258,762
45,293	TeliaSonera AB	329,249

		6,409,319

Switzerland—6.7%
13,749	Adecco SA	851,888
590	BKW FMB Energie AG*	57,200

Shares		Value
Common Stocks (continued)
Switzerland (continued)
21,669	Compagnie Financiere Richemont AG, Class “A”	1,071,324
16,447	Credit Suisse Group	992,153
120	Givaudan SA	99,360
29,180	Holcim, Ltd.	2,512,210
7,558	Nestle SA	2,583,465
31,957	Novartis AG	1,941,094
9,299	Roche Holding AG	1,627,114
417	SGS SA	442,971
3,711	Syngenta AG	599,540
7,347	The Swatch Group AG	1,450,283
132	Unique Zurich Airport*	36,119

		14,264,721

Thailand—0.2%
77,310	Bangkok Bank PCL	242,277
558,046	Krung Thai Bank PCL	199,085

		441,362

Turkey—0.9%
154,497	Dogan Sirketler Grubu Holding AS	660,644
66,349	Haci Omer Sabanci Holding AS	278,888
184,234	Turkiye Garanti Bankasi AS	673,679
47,399	Turkiye Is Bankasi AS, Class “C”	306,173

		1,919,384

Ukraine—0.1%
3,570	Centrenergo, Sponsored ADR (b)*	39,591
58	Ukrnafta, Sponsored ADR (b)*	21,001
9,912	Ukrtelecom, Sponsored GDR (b)*	77,260

		137,852

United Kingdom—9.7%
71,954	Aegis Group PLC	183,003
33,856	Anglo American PLC	1,532,876
34,566	BAE Systems PLC	276,527
12,043	Balfour Beatty PLC	92,804
5,487	BHP Billiton PLC	105,735
18,895	BP PLC	211,161
33,151	Burberry Group PLC	352,992
174,440	Compass Group PLC*	933,064
104,240	Diageo PLC	1,929,586
10,739	FirstGroup PLC	109,771
78,062	GlaxoSmithKline PLC	2,080,686
11,900	Imperial Tobacco Group PLC	421,713
5,928	National Express Group PLC	110,299
14,808	Peter Hambro Mining PLC*	335,887
33,088	Prudential PLC	405,697
27,170	Reckitt Benckiser PLC	1,181,476
46,064	Rentokil Initial PLC*	133,110
6,007	Rio Tinto PLC	331,523
155,685	Rolls-Royce Group PLC	1,394,810
5,713,639	Rolls-Royce Group PLC, Class “B”	11,176
8,630	SABMiller PLC	166,996
19,803	Scottish & Newcastle PLC	212,996
158,895	Smith & Nephew PLC	1,553,281
7,993	Smiths Group PLC	144,084
42,222	Stagecoach Group PLC*	112,133

24	The accompanying notes are an integral part of the financial statements.

Investment Portfolio (continued) October 31, 2006

International Equity Fund

Shares		Value
Common Stocks (continued)
United Kingdom (continued)
282,976	Tesco PLC	$2,124,967
1,050,954	Vodafone Group PLC	2,703,304
33,242	William Hill PLC	412,191
7,659	Wolseley PLC	180,950
76,622	WPP Group PLC	981,390

		20,726,188

United States—0.5%
50,532	News Corporation, Class “B”	1,098,566

Venezuela—0.1%
5,534	Compania Anonima Nacional Telefonos de Venezuela, Sponsored ADR*	107,415

Total Common Stocks (cost $157,136,902)		191,454,532

Rights and Warrants—2.9% (a)
India—1.9%
147,617	Calyon Financial Products Ltd./Bharti Airtel Ltd., 144A, 05/31/10 (Warrants)*	1,739,469
75,491	Calyon Financial Products Ltd./State Bank of India Ltd., 05/13/10 (Warrants)*	1,838,891
18,920	Citigroup Global Markets Holdings/State Bank of India Ltd., 144A, 01/12/07 (Warrants)*	460,810

		4,039,170

Luxembourg—0.4%
67,017	Citigroup Global Markets Holdings/Banking Index Benchmark Exchange Traded Scheme, 01/20/10 (Warrants)*	840,386

Russia—0.6%
610	UBS AG London Branch/Sberbank Rossii OAO, 01/19/07 (Warrants)	1,370,485

Italy—0.0%
11,058	Banca Popolare dell’Emilia Romagna Scrl, 12/04/06 (Rights)*	3,157

Total Rights and Warrants (cost $5,027,594)		6,253,198

Preferred Stocks—0.5% (a)
Germany—0.4%
429	Henkel KGaA, 1.65%	57,504
29,529	ProSiebenSat.1 Media AG, 4.41%*	844,803

		902,307

Poland—0.1%
6,301	Sniezka SA, 1.38%	75,876

Total Preferred Stocks (cost $811,640)		978,183

Investment Companies—1.9% (a)
British Virgin Islands—0.1%
52,051	RenShares Utilities Limited - RenGen Class (b)*	106,184

France—0.1%
1,613	Eurazeo*	206,012

Shares		Value
Investment Companies (continued)
Luxembourg—0.1%
16,576	ProLogis European Properties*	313,329

Romania—0.1%
71,000	Societatea de Investitii Financiare/Banat-Crisana SA (SIF 1)	70,383
77,000	Societatea de Investitii Financiare/Moldova SA (SIF 2)	84,159
53,500	Societatea de Investitii Financiare/Muntenia SA (SIF4)	33,997
41,000	Societatea de Investitii Financiare/Oltenia SA (SIF5)	48,832
29,000	Societatea de Investitii Financiare/Transilvania SA (SIF3)	27,168

		264,539

United States—1.5%
147,620	KKR Private Equity Investors LP*	3,210,069

Total Investment Companies (cost $4,249,068)		4,100,133

Government Issued Securities—0.0% (a)(b)
Bulgaria—0.0%
13,665	GKZ Compensation notes under the CONP Act*	5,622
20,024	PKB Registered Compensation Vouchers under the OUFL Act and RLFLFF Act*	8,055
33,115	Republic of Bulgaria Compensation Notes*	13,429

Total Government Issued Securities (cost $29,438)		27,106

Total Investment Portfolio Excluding Repurchase Agreement (cost $167,254,642)		202,813,152

Repurchase Agreement—0.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2006 @ 5.00% to be repurchased at $678,094 on November 1, 2006, collateralized by $570,000 United States Treasury Bonds, 12.5% due August 15, 2014, (market value $701,135 including interest) (cost $678,000)		678,000

Total Investment Portfolio (cost $167,932,642) (c), 95.0% (a)		203,491,152
Other Assets and Liabilities, net, 5.0% (a). .		10,742,801

Net Assets, 100.0% .		$214,233,953

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Restricted securities deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities. At October 31, 2006, these securities aggregated $271,142 or 0.1% of the net assets of the Fund.
(c)	The aggregate identified cost for federal income tax purposes is $168,801,969. Market value includes net unrealized appreciation of $34,689,183 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $37,049,299 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $2,360,116.

ADR—American Depository Receipt.

GDR—Global Depository Receipt.

SDR—Swedish Depository Receipt.

144A—144A	securities are issued pursuant to Rule 144A of the Securities Act of 1933. Most of these are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and all may be resold as transactions exempt from registration to qualified institutional buyers. At October 31, 2006, these securities aggregated $2,847,294 or 1.3% of the net assets of the Fund.

The accompanying notes are an integral part of the financial statements.	25

Industry Allocation October 31, 2006

International Equity Fund

Industry Diversification	Value	% of Net Assets
Banks	$50,702,930	23.7%
Telecommunications	16,148,936	7.5%
Financial Services	12,604,923	5.9%
Oil & Gas	9,127,880	4.3%
Pharmaceuticals	9,119,169	4.3%
Building Materials	8,151,057	3.8%
Mining	7,726,056	3.6%
Food	7,496,977	3.5%
Engineering & Construction	7,351,265	3.4%
Retail	5,586,194	2.6%
Investment Companies	4,834,335	2.3%
Real Estate	4,724,423	2.2%
Electric	4,531,658	2.1%
Transportation	4,366,535	2.0%
Beverages	4,326,907	2.0%
Chemicals	4,193,158	2.0%
Insurance	4,023,102	1.9%
Auto Manufacturers	2,977,119	1.4%
Television, Cable & Radio	2,838,077	1.3%
Electronics	2,493,334	1.2%
Healthcare Services	2,396,541	1.1%
Multimedia	2,089,282	1.0%
Commercial Services	2,073,665	1.0%
Healthcare Products	2,019,500	0.9%
Household Products	2,018,454	0.9%
Aerospace/Defense	1,885,589	0.8%
Advertising	1,774,446	0.8%
Home Furnishings	1,457,476	0.7%
Diversified Manufacturer	1,308,415	0.6%
Auto Parts & Equipment	1,293,672	0.6%
Apparel	1,074,182	0.5%
Broadcasting Services/Programs	1,018,494	0.5%
Office/Business Equipment	1,017,659	0.5%
Food Service	933,064	0.4%
Semiconductors	895,269	0.4%
Agriculture	839,563	0.4%
Electrical Components & Equipment	646,791	0.3%
Forest Products & Paper	502,785	0.2%
Entertainment	412,191	0.2%
Distribution/Wholesale	409,933	0.2%
Machinery	385,684	0.2%
Software	369,627	0.2%
Textiles	367,645	0.2%
Leisure Time	321,365	0.1%
Water	311,809	0.1%
Metal Fabricate/Hardware	283,000	0.1%
Computers	229,395	0.1%
Printing & Publishing	211,008	0.1%
Toys/Games/Hobbies	143,191	0.1%
Home Builders	128,253	0.1%
Internet	111,021	0.1%
Gas	108,304	0.1%
Country Funds	106,185	0.1%
Other	345,659	0.1%

Total Investment Portfolio Excluding Repurchase Agreement	$202,813,152	94.7%

Forward Foreign Currency Contracts Outstanding October 31, 2006

International Equity Fund

Contract To Deliver	In Exchange For	Delivery Date	Unrealized Depreciation
HUF 321,195,329	USD 1,472,630	11/22/06	101,232
TRY 826,410	USD 552,930	12/26/06	1,904
CZK 20,468,684	USD 923,866	12/27/06	9,327

		Net Unrealized Depreciation	$112,463

CZK—Czech Koruna

HUF—Hungarian Forint

TRY—New Turkish Lira

USD—United States Dollar

26	The accompanying notes are an integral part of the financial statements.

Investment Portfolio October 31, 2006

Mid Cap Stock Fund

Shares		Value
Common Stocks—96.6% (a)
Auto Parts & Equipment—0.5%
120,355	Autoliv, Inc.	$6,844,589

Broadcasting Services/Programs—2.4%
2,121,335	Discovery Holding Company*	31,480,611

Chemicals—1.8%
396,650	Praxair, Inc.	23,898,162

Commercial Services—5.6%
304,480	Corporate Executive Board Company	27,348,394
2,179,360	Service Corporation International	19,875,763
1,281,815	The Western Union Company*	28,264,021

		75,488,178

Diversified Manufacturer—4.4%
651,515	Danaher Corporation	46,759,232
291,100	ESCO Technologies Inc.*	12,639,562

		59,398,794

Electrical Components & Equipment—0.5%
142,626	AMETEK, Inc.	6,657,782

Electronics—4.3%
553,435	Amphenol Corporation, Class “A”	37,578,236
467,665	Thermo Electron Corporation*	20,048,799

		57,627,035

Environmental Control—1.6%
511,770	Republic Services, Inc.	20,987,688

Financial Services—4.9%
173,935	Affiliated Managers Group, Inc.*	17,417,851
610,585	AllianceBernstein Holding LP	47,442,454

		64,860,305

Food—1.4%
447,320	Dean Foods Company*	18,738,235

Healthcare Products—9.6%
424,228	C.R. Bard, Inc.	34,769,727
644,560	Dade Behring Holdings, Inc.	23,481,321
756,640	Dentsply International Inc.	23,667,699
408,965	Edwards Lifesciences Corporation*	17,556,867
158,970	Intuitive Surgical, Inc.*	15,766,645
395,825	Patterson Companies, Inc.*	13,002,851

		128,245,110

Healthcare Services—0.9%
180,800	Laboratory Corporation of America Holdings*	12,382,992

Home Furnishings—3.2%
412,135	Harman International Industries, Inc.	42,182,017

Household Products—0.7%
186,695	The Scotts Miracle-Gro Company, Class “A”	9,233,935

Housewares—1.0%
444,515	Newell Rubbermaid Inc.	12,793,142

Shares		Value
Common Stocks (continued)
Insurance—9.8%
438,710	Allied World Assurance Company Holdings, Ltd.*	18,320,530
150,995	AMBAC Financial Group, Inc.	12,606,573
706,335	Assurant, Inc.	37,195,601
893,715	HCC Insurance Holdings, Inc.	30,082,447
527,395	MBIA Inc.	32,709,038

		130,914,189

Internet—1.7%
574,585	Checkfree Corporation*	22,684,616

Lodging—1.5%
505,410	Orient-Express Hotels Ltd., Class “A”	19,938,424

Oil & Gas—2.0%
1,022,290	Mariner Energy, Inc.*	20,261,788
196,995	Southwestern Energy Company*	7,009,082

		27,270,870

Oil & Gas Services—3.4%
606,110	Cameron International Corporation*	30,366,111
255,135	FMC Technologies, Inc.*	15,422,911

		45,789,022

Pharmaceuticals—1.1%
414,395	Hospira, Inc.*	15,063,258

Real Estate—0.3%
42,715	Jones Lang LaSalle Inc.	3,929,780

REIT—1.0%
494,905	KKR Financial Corporation	13,278,301

Retail—5.2%
415,790	Advance Auto Parts, Inc.	14,560,966
479,800	MSC Industrial Direct Company, Inc., Class “A”	19,633,416
1,363,780	Staples, Inc.	35,171,886

		69,366,268

Semiconductor Equipment—2.3%
969,870	Linear Technology Corporation	30,182,354

Software—11.3%
867,865	Adobe Systems Inc.*	33,195,836
516,350	American Reprographics Company*	18,330,425
807,046	ANSYS, Inc.*	37,124,116
463,360	Autodesk, Inc.*	17,028,480
523,150	Fiserv, Inc.*	25,843,610
258,170	The Dun & Bradstreet Corporation*	19,941,051

		151,463,518

Telecommunications—7.4%
637,140	ALLTEL Corporation	33,965,933
617,165	Amdocs Ltd.*	23,921,315
415,115	CommScope, Inc.*	13,246,320
463,930	NeuStar, Inc., Class “A”*	13,556,035

The accompanying notes are an integral part of the financial statements.	27

Investment Portfolio (continued) October 31, 2006

Mid Cap Stock Fund

Shares		Value
Common Stocks (continued)
Telecommunications (continued)
704,715	Time Warner Telecom Inc., Class “A”*	$14,052,017

		98,741,620

Television, Cable & Radio—4.7%
477,060	Rogers Communications Inc., Class “B”	28,537,729
1,053,575	Shaw Communications Inc., Class “B”	34,546,724

		63,084,453

Transportation—2.1%
1,318,445	J.B. Hunt Transport Services, Inc.	28,531,150

Total Common Stocks (cost $1,164,391,185)		1,291,056,398

Value
Repurchase Agreement—4.9% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2006 @ 5.0% to be repurchased at $64,668,981 on November 1, 2006, collateralized by $68,840,000 United States Treasury Notes, 4.0% due February 15, 2014, (market value $66,834,661 including interest) (cost $64,660,000)	64,660,000

Total Investment Portfolio (cost $1,229,051,185) (b), 101.5% (a)	1,355,716,398
Other Assets and Liabilities, net, (1.5%) (a)	(19,581,040)

Net Assets, 100.0%	$1,336,135,358

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $1,229,703,262. Market value includes net unrealized appreciation of $126,013,136 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $141,095,583 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $15,082,447.

REIT—Real Estate Investment Trust.

28	The accompanying notes are an integral part of the financial statements.

Investment Portfolio October 31, 2006

Small Cap Stock Fund

Shares		Value
Common Stocks—88.6% (a)
Aerospace/Defense—1.4%
140,000	EDO Corporation	$3,347,400
50,000	Teledyne Technologies, Inc.*	2,086,000

		5,433,400

Agriculture—1.5%
148,075	Delta & Pine Land Company	5,998,518

Apparel—1.9%
105,045	Carter’s, Inc.*	2,965,420
137,510	Volcom, Inc.*	4,504,828

		7,470,248

Banks—0.9%
31,825	Boston Private Financial Holdings, Inc.	879,643
88,000	Capital Crossing Bank*	2,569,600

		3,449,243

Beverages—1.0%
139,000	Constellation Brands, Inc., Class “A”*	3,821,110

Biotechnology—2.2%
62,995	Arena Pharmaceuticals, Inc.*	960,674
254,920	Ariad Pharmaceuticals, Inc.*	1,108,902
10,000	Bio-Rad Laboratories, Inc., Class “A”*	734,200
117,200	Charles River Laboratories International, Inc.*	5,030,224
147,845	deCODE genetics, Inc.*	786,535

		8,620,535

Building Materials—2.0%
189,500	Lennox International Inc.	5,108,920
46,925	Texas Industries Inc.	2,914,042

		8,022,962

Chemicals—0.4%
188,450	Terra Industries Inc.*	1,750,700

Commercial Services—5.1%
237,600	ADESA, Inc.	5,973,264
88,617	Corrections Corporation of America*	4,048,911
130,305	Global Cash Access Holdings, Inc.*	2,078,365
239,000	Interactive Data Corporation*	5,458,760
135,000	Navigant Consulting, Inc.*	2,404,350

		19,963,650

Computers—1.5%
81,792	FactSet Research Systems Inc.	4,163,213
42,710	M-Systems Flash Disk Pioneers Ltd.*	1,558,488

		5,721,701

Distribution/Wholesale—0.6%
58,540	Pool Corporation	2,398,969

Diversified Manufacturer—1.0%
52,820	Actuant Corporation, Class “A”	2,711,779
114,500	Blount International, Inc.*	1,253,775

		3,965,554

Electrical Components & Equipment—2.5%
157,680	Advanced Energy Industries, Inc.*	2,478,730
117,000	Belden CDT Inc.	4,235,400

Shares		Value
Common Stocks (continued)
Electrical Components & Equipment (continued)
78,935	General Cable Corporation*	2,967,956

		9,682,086

Electronics—3.8%
84,500	Benchmark Electronics, Inc.*	2,243,475
24,960	Cogent, Inc.*	287,040
121,800	Coherent, Inc.*	3,925,614
160,485	Dolby Laboratories, Inc., Class “A”*	3,175,998
70,925	OYO Geospace Corporation*	4,037,051
100,360	Photon Dynamics, Inc.*	1,191,273

		14,860,451

Engineering & Construction—1.4%
136,200	URS Corporation*	5,503,842

Entertainment—2.9%
345,000	Lions Gate Entertainment Corporation*	3,494,850
130,000	Macrovision Corporation*	3,459,300
77,015	Shuffle Master, Inc.*	2,154,880
58,920	Vail Resorts, Inc.*	2,277,258

		11,386,288

Environmental Control—2.3%
81,910	Aleris International, Inc.*	4,219,184
119,732	Waste Connections, Inc.*	4,871,895

		9,091,079

Financial Services—0.4%
109,910	Cowen Group, Inc.*	1,588,200

Healthcare Products—4.0%
226,570	American Medical Systems Holdings, Inc.*	4,035,212
93,695	Arrow International, Inc.	3,349,596
30,840	Cutera, Inc.*	878,632
41,115	DJO Inc.*	1,654,056
108,170	Respironics, Inc.*	3,820,564
117,355	Thoratec Corporation*	1,848,341

		15,586,401

Healthcare Services—2.4%
162,855	Centene Corporation*	3,841,749
128,005	Horizon Health Corporation*	1,980,237
36,295	Icon PLC, Sponsored ADR*	1,302,265
76,795	Matria Healthcare, Inc.*	2,165,619

		9,289,870

Home Builders—0.5%
224,000	Champion Enterprises, Inc.*	2,074,240

Home Furnishings—1.7%
90,000	DTS, Inc.*	1,925,100
224,125	Universal Electronics, Inc.*	4,847,824

		6,772,924

Household Products—0.6%
45,000	Central Garden & Pet Company*	2,248,650

Insurance—3.0%
52,655	American Safety Insurance Holdings, Ltd.*	995,180
69,150	First Mercury Financial Corporation*	1,431,405

The accompanying notes are an integral part of the financial statements.	29

Investment Portfolio (continued) October 31, 2006

Small Cap Stock Fund

Shares		Value
Common Stocks (continued)
Insurance (continued)
109,275	Philadelphia Consolidated Holding Corporation*	$4,274,838
114,500	The PMI Group, Inc.	4,883,425

		11,584,848

Internet—1.1%
285,000	1-800-FLOWERS.COM, Inc., Class “A”*	1,573,200
84,650	eCollege.com*	1,464,445
126,075	Internet Capital Group, Inc.*	1,321,266

		4,358,911

Investment Companies—1.4%
308,575	MCG Capital Corporation	5,529,664

Leisure Time—1.0%
300,000	K2, Inc.*	4,098,000

Machinery—1.9%
89,027	Bucyrus International, Inc., Class “A”	3,730,231
165,400	Intermec, Inc.*	3,738,040

		7,468,271

Metal Fabricate/Hardware—1.8%
103,000	Kaydon Corporation	4,305,400
41,890	NS Group, Inc.*	2,737,930

		7,043,330

Multimedia—0.5%
251,620	Entravision Communications Corporation, Class “A”*	1,846,891

Oil & Gas—3.5%
154,000	Comstock Resources, Inc.*	4,296,600
445,000	Grey Wolf, Inc.*	3,115,000
72,100	Swift Energy Company*	3,368,512
59,620	Unit Corporation*	2,765,772

		13,545,884

Oil & Gas Services—3.4%
28,765	Core Laboratories NV*	2,096,681
85,415	Horizon Offshore, Inc.*	1,474,263
162,050	Oceaneering International Inc.*	5,832,180
150,050	Tetra Technologies, Inc.*	3,886,295

		13,289,419

Pharmaceuticals—1.3%
60,210	Cubist Pharmaceuticals, Inc.*	1,340,877
165,600	KV Pharmaceutical Company, Class “A”*	3,696,192

		5,037,069

Printing & Publishing—1.3%
148,200	John Wiley & Sons, Inc., Class “A”	5,231,460

REIT—1.0%
209,000	Kite Realty Group Trust	3,833,060

Retail—10.0%
106,500	Brinker International, Inc.	4,944,795
93,300	Build-A-Bear Workshop, Inc.*	2,722,494
143,740	Cash America International, Inc.	5,940,774
70,200	CBRL Group, Inc.	3,082,482
125,325	Genesco Inc.*	4,708,460

Shares		Value
Common Stocks (continued)
Retail (continued)
25,000	Guitar Center, Inc.*	1,084,250
110,000	Insight Enterprises, Inc.*	2,363,900
68,000	Lithia Motors, Inc., Class “A”	1,734,000
64,800	Red Robin Gourmet Burgers, Inc.*	3,125,952
131,734	School Specialty, Inc.*	5,158,703
128,400	Stage Stores, Inc.	4,161,444

		39,027,254

Semiconductors—1.6%
266,000	Integrated Device Technology, Inc.*	4,216,100
47,295	Supertex, Inc.*	2,100,371

		6,316,471

Software—8.6%
95,100	ANSYS, Inc.*	4,374,600
78,465	Avid Technology, Inc.*	2,834,156
244,915	Eclipsys Corporation*	5,189,749
403,000	infoUSA Inc.	4,428,970
137,765	Netsmart Technologies, Inc.*	1,810,232
140,000	Parametric Technology Corporation*	2,735,600
117,650	Per-Se Technologies, Inc.*	2,880,072
97,971	Quality Systems, Inc.	4,157,889
100,140	The9 Ltd., Sponsored ADR*	2,364,305
144,855	Trident Microsystems, Inc.*	3,062,235

		33,837,808

Telecommunications—5.2%
28,125	Anixter International, Inc.*	1,680,750
257,000	CommScope, Inc.*	8,200,870
100,535	EMS Technologies, Inc.*	1,834,764
161,760	Ixia*	1,480,104
65,000	NetGear, Inc.*	1,742,000
120,000	Polycom, Inc.*	3,288,000
130,000	Syniverse Holdings, Inc.*	1,917,500

		20,143,988

Total Common Stocks (cost $255,853,866)		346,892,949

Repurchase Agreement—11.3% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated October 31, 2006 @ 5.0% to be repurchased at $44,322,155 on November 1, 2006, collateralized by $47,180,000 United States Treasury Notes, 4.0% due February 15, 2014, (market value $45,805,626 including interest) (cost $44,316,000)		44,316,000

Total Investment Portfolio (cost $300,169,866) (b), 99.9% (a)		391,208,949
Other Assets and Liabilities, net, 0.1% (a)		223,657

Net Assets, 100.0%		$391,432,606

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is $300,418,921. Market value includes net unrealized appreciation of $90,790,028 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $98,039,597 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $7,249,569.

ADR—American Depository Receipt.

REIT—Real Estate Investment Trust.

30	The accompanying notes are an integral part of the financial statements.

Sector Allocations (as a % of net assets) As of October 31, 2006

Core Equity Fund

Diversified Growth Fund

International Equity Fund

Mid Cap Stock Fund

Small Cap Stock Fund

The accompanying notes are an integral part of the financial statements.	31

Statements of Assets and Liabilities October 31, 2006

	Core Equity Fund	Diversified Growth Fund	International Equity Fund
Assets
Investments, at value (identified cost $134,874,118, $179,751,091 and $167,254,642, respectively)	$147,091,817	$210,840,794	$202,813,152
Repurchase agreements (identified cost is the same as value)	17,358,000	2,688,000	678,000
Cash	144	9	709
Foreign currency (identified cost $4,918,881)	—	—	4,953,632
Receivables:
Investments sold	—	1,511,601	22,658,245
Fund shares sold	1,103,449	93,852	977,416
Dividends and interest	41,554	28,512	135,324
Recoverable foreign withholding taxes	—	—	66,347
Deferred state qualification expenses	17,543	22,103	8,569
Prepaid insurance	4,474	5,847	6,620

Total assets	165,616,981	215,190,718	232,298,014
Liabilities
Payables:
Investments purchased	$—	$919,207	$17,322,962
Fund shares redeemed	129,265	863,884	203,764
Accrued investment advisory fee	82,388	109,087	131,614
Accrued administrative fee	4,669	27,271	26,452
Accrued distribution fees	16,858	95,804	120,480
Accrued shareholder servicing fee	3,445	21,153	16,656
Accrued fund accounting fee	8,118	8,323	20,314
Accrued trustees and officers fees	7,542	7,642	7,842
Unrealized loss on forward foreign currency contracts	—	—	112,463
Other accrued expenses	63,870	49,339	101,514

Total liabilities	316,155	2,101,710	18,064,061

Net assets	$165,300,826	$213,089,008	$214,233,953

Net Assets
Net assets consist of:
Paid-in capital	$151,179,826	$162,505,975	$160,562,883
Undistributed net investment income (loss)	672,015	—	2,283,979
Accumulated net realized gain	1,231,286	19,493,330	15,900,255
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	12,217,699	31,089,703	35,486,836

Net assets	$165,300,826	$213,089,008	$214,233,953

Net assets, at market value
Class A shares	$23,064,436	$134,617,924	$90,595,619
Class B shares	N/A	14,109,848	5,681,391
Class C shares	14,504,627	64,347,622	117,956,943
Class I shares	127,731,763	13,614	N/A

Total	$165,300,826	$213,089,008	$214,233,953

Shares of beneficial interest outstanding
Class A shares	1,394,277	4,788,457	3,022,816
Class B shares	N/A	539,018	204,012
Class C shares	886,862	2,457,708	4,234,967
Class I shares	7,694,558	483	N/A

Net Asset Value (“NAV”), offering and redemption price per share
Class A shares	$16.54	$28.11	$29.97
Maximum offering price (100/95.25 of NAV)	$17.36	$29.51	$31.46
Class B shares	N/A	$26.18	$27.85
Class C shares	$16.35	$26.18	$27.85
Class I shares	$16.60	$28.16	N/A

32	The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (continued) October 31, 2006

	Mid Cap Stock Fund	Small Cap Stock Fund
Assets
Investments, at value (identified cost $1,164,391,185 and $255,853,866, respectively)	$1,291,056,398	$346,892,949
Repurchase agreements (identified cost is the same as value)	64,660,000	44,316,000
Cash	987	807
Receivables:
Investments sold	49,235,213	2,357,959
Fund shares sold	4,617,182	720,667
Dividends and interest	327,420	48,138
Deferred state qualification expenses	34,069	15,633
Prepaid insurance	10,612	6,643

Total assets	$1,409,941,881	$394,358,796
Liabilities
Payables:
Investments purchased	$69,546,843	$1,764,252
Fund shares redeemed	2,695,477	661,508
Accrued investment advisory fee	622,065	195,792
Accrued administrative fee	166,419	48,435
Accrued distribution fees	527,590	147,730
Accrued shareholder servicing fee	113,316	30,652
Accrued fund accounting fee	8,318	8,318
Accrued trustees and officers fees	7,642	7,642
Other accrued expenses	118,853	61,861

Total liabilities	73,806,523	2,926,190

Net assets	$1,336,135,358	$391,432,606

Net Assets
Net assets consist of:
Paid-in capital	$1,068,214,828	$270,354,738
Accumulated net realized gain	141,255,317	30,038,785
Net unrealized appreciation on investments	126,665,213	91,039,083

Net assets	$1,336,135,358	$391,432,606

Net assets, at market value
Class A shares	$904,378,930	$269,215,219
Class B shares	57,144,162	9,520,804
Class C shares	344,736,805	99,592,578
Class I shares	17,210,740	216,510
Class R-3 shares	408,475	6,816
Class R-5 shares	12,256,246	12,880,679

Total	$1,336,135,358	$391,432,606

Shares of beneficial interest outstanding
Class A shares	30,030,425	7,108,503
Class B shares	2,054,330	278,831
Class C shares	12,387,649	2,915,021
Class I shares	570,754	5,711
Class R-3 shares	13,569	180
Class R-5 shares	406,822	340,015

Net Asset Value (“NAV”), offering and redemption price per share
Class A shares	$30.12	$37.87
Maximum offering price (100/95.25 of NAV)	$31.62	$39.76

Class B shares	$27.82	$34.15
Class C shares	$27.83	$34.17
Class I shares	$30.15	$37.91
Class R-3 shares	$30.10	$37.88
Class R-5 shares	$30.13	$37.88

The accompanying notes are an integral part of the financial statements.	33

Statements of Operations For the Fiscal Year Ended October 31, 2006

	Core Equity Fund	Diversified Growth Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Investment Income
Income:
Gross dividends	$1,477,512	$1,545,496	$4,600,732	$8,058,196	$1,655,716
Dividend withholding tax	(11,724)	—	(408,045)	(146,473)	—

Net dividends	1,465,788	1,545,496	4,192,687	7,911,723	1,655,716
Interest	442,442	283,400	237,835	1,223,452	1,275,136

Total income	1,908,230	1,828,896	4,430,522	9,135,175	2,930,852

Expenses:
Investment advisory fee	606,051	1,437,763	1,368,855	6,860,041	2,293,152
Administrative fee	108,135	280,044	225,516	1,478,231	454,489
Distribution fees	179,388	1,212,296	1,203,790	5,749,653	1,718,544
Shareholder servicing fees	165,039	280,915	167,557	1,384,265	441,236
Fund accounting fee	94,352	95,857	58,360	96,252	96,352
Professional fees	71,934	71,314	75,791	73,284	78,650
State qualification expenses	74,720	81,148	62,273	126,739	86,905
Reports to shareholders	23,597	32,326	20,750	158,159	47,477
Trustees and officers fees	42,346	43,615	43,815	43,615	43,615
Custodian fee	8,245	11,062	177,545	54,472	18,244
Insurance	6,263	14,531	12,076	25,440	16,777
Other	37,643	14,278	8,242	24,633	15,559

Total expenses before adjustments	1,417,713	3,575,149	3,424,570	16,074,784	5,311,000
Fees and expenses waived	(191,221)	(5)	—	—	(46)
Previously waived fees recovered by Manager	10,050	—	321,471	—	—
Expense offsets	(327)	(711)	(1,201)	(14,169)	(2,555)

Total expenses after adjustments	1,236,215	3,574,433	3,744,840	16,060,615	5,308,399

Net investment income (loss)	672,015	(1,745,537)	685,682	(6,925,440)	(2,377,547)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain from investment transactions	1,253,630	21,417,912	17,646,390	149,252,135	31,540,342
Net realized gain from foreign currency transactions	—	—	159,459	—	—
Net change in unrealized appreciation on investments	12,753,682	2,130,893	35,558,509	24,495,243	32,047,112
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	—	—	(13,209,309)	—	—

Net gain on investments	14,007,312	23,548,805	40,155,049	173,747,378	63,587,454

Net increase in net assets resulting from operations	$14,679,327	$21,803,268	$40,840,731	$166,821,938	$61,209,907

34	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets October 31, 2006

Core Equity Fund

	For the Fiscal Year Ended October 31, 2006	For the Period Ended October 31, 2005*
Increase in net assets:
Operations:
Net investment income (loss)	$672,015	$(33,271)
Net realized gain (loss) from investment transactions	1,253,630	(22,344)
Net change in unrealized appreciation (depreciation) on investments	12,753,682	(535,983)

Net increase (decrease) in net assets resulting from operations	14,679,327	(591,598)
Increase in net assets from Fund share transactions .	121,481,105	29,731,992

Increase in net assets	136,160,432	29,140,394
Net assets, beginning of fiscal year	29,140,394	—

Net assets, end of fiscal year (including undistributed net investment income of $672,015 for the fiscal year ended October 31, 2006)	$165,300,826	$29,140,394

* For the period May 2, 2005 (commencement of operations) to October 31, 2005.

Diversified Growth Fund
	For the Fiscal Years Ended
	October 31, 2006	October 31, 2005
Increase (decrease) in net assets:
Operations:
Net investment loss	$(1,745,537)	$(2,279,758)
Net realized gain from investment transactions	21,417,912	12,701,675
Net change in unrealized appreciation on investments	2,130,893	7,207,718

Net increase in net assets resulting from operations	21,803,268	17,629,635
Distribution to shareholders from:
Net realized gains Class A shares, ($1.42 and $1.21 per share, respectively)	(6,832,930)	(4,068,205)
Net realized gains Class B shares, ($1.42 and $1.21 per share, respectively)	(1,065,603)	(1,061,842)
Net realized gains Class C shares, ($1.42 and $1.21 per share, respectively)	(3,748,005)	(3,289,914)

Net distributions to shareholders	(11,646,538)	(8,419,961)
Increase (decrease) in net assets from Fund share transactions	(10,634,088)	37,595,152

Increase (decrease) in net assets	(477,358)	46,804,826
Net assets, beginning of fiscal year	213,566,366	166,761,540

Net assets, end of fiscal year	$213,089,008	$213,566,366

The accompanying notes are an integral part of the financial statements.	35

Statements of Changes in Net Assets (continued) October 31, 2006

International Equity Fund

	For the Fiscal Years Ended
	October 31, 2006	October 31, 2005
Increase in net assets:
Operations:
Net investment income (loss)	$685,682	$(77,628)
Net realized gain from investment transactions	17,646,390	11,927,993
Net realized gain from foreign currency transactions .	159,459	36,186
Net change in unrealized appreciation on investments	35,558,509	6,306,281
Net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies	(13,209,309)	10,149

Net increase in net assets resulting from operations	40,840,731	18,202,981
Distribution to shareholders from:
Net investment income Class A shares, ($0.16 and $0.33 per share, respectively)	(342,350)	(465,138)
Net investment income Class B shares, ($0.01 and $0.20 per share, respectively)	(2,378)	(22,104)
Net investment income Class C shares, ($0.01 and $0.20 per share, respectively)	(40,867)	(493,411)
Net realized gains Class A shares, ($2.04 per share)	(4,261,006)	—
Net realized gains Class B shares, ($2.04 per share)	(382,474)	—
Net realized gains Class C shares, ($2.04 per share)	(6,571,731)	—

Net distributions to shareholders	(11,600,806)	(980,653)
Increase in net assets from Fund share transactions	58,419,276	31,377,919

Increase in net assets	87,659,201	48,600,247
Net assets, beginning of fiscal year	126,574,752	77,974,505

Net assets, end of fiscal year (including undistributed net investment income of $2,283,979 and $246,844, respectively)	$214,233,953	$126,574,752

Mid Cap Stock Fund
	For the Fiscal Years Ended
	October 31, 2006	October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(6,925,440)	$(6,417,221)
Net realized gain from investment transactions	149,252,135	82,250,623
Net change in unrealized appreciation on investments	24,495,243	19,621,686

Net increase in net assets resulting from operations	166,821,938	95,455,088
Distribution to shareholders from:
Net realized gains Class A shares, ($1.96 per share)	(45,723,220)	—
Net realized gains Class B shares, ($1.96 per share)	(4,446,121)	—
Net realized gains Class C shares, ($1.96 per share)	(21,579,844)	—

Net distributions to shareholders	(71,749,185)	—
Increase in net assets from Fund share transactions	264,784,071	238,447,287

Increase in net assets	359,856,824	333,902,375
Net assets, beginning of fiscal year	976,278,534	642,376,159

Net assets, end of fiscal year	$1,336,135,358	$976,278,534

36	The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (continued) October 31, 2006

Small Cap Stock Fund

	For the Fiscal Years Ended
	October 31, 2006	October 31, 2005
Increase in net assets:
Operations:
Net investment loss	$(2,377,547)	$(2,029,617)
Net realized gain from investment transactions	31,540,342	11,805,222
Net change in unrealized appreciation on investments	32,047,112	9,531,049

Net increase in net assets resulting from operations	61,209,907	19,306,654
Distribution to shareholders from:
Net realized gains Class A shares, ($1.14 and $1.56 per share, respectively)	(7,831,214)	(9,981,079)
Net realized gains Class B shares, ($1.14 and $1.56 per share, respectively)	(489,107)	(773,229)
Net realized gains Class C shares, ($1.14 and $1.56 per share, respectively)	(3,420,551)	(4,257,737)

Net distributions to shareholders	(11,740,872)	(15,012,045)
Increase in net assets from Fund share transactions	12,954,492	49,238,897

Increase in net assets	62,423,527	53,533,506
Net assets, beginning of fiscal year	329,009,079	275,475,573

Net assets, end of fiscal year	$391,432,606	$329,009,079

The accompanying notes are an integral part of the financial statements.	37

Financial Highlights

Core Equity Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

			From Investment Operations								Ratios To Average Daily Net Assets
Fiscal Periods		Beginning Net Asset Value	Income (Loss)		Realized & Unrealized Gain (Loss)(a)	Total	Ending Net Asset Value	Total Return(b)		Portfolio Turnover Rate	With Expenses Waived/ Recovered		Without Expenses Waived/ Recovered		Net Income (Loss)		Ending Net Assets (Millions)
Beginning	Ending
Class A*
11/01/05	10/31/06	$14.29	0.09	(c)	2.16	2.25	$16.54	15.75%		43%	1.53	%(c)	1.52%		0.57%		$23

05/02/05	10/31/05	$14.29	(0.01)		0.01	—	$14.29	0.00	%(d)	66%	1.65	%(e)	3.25	%(e)	(0.09	)%(e)	$19
Class C*
11/01/05	10/31/06	$14.23	(0.03	)(c)	2.15	2.12	$16.35	14.90%		43%	2.28	%(c)	2.27%		(0.19)%		$15

05/02/05	10/31/05	$14.29	(0.05)		(0.01)	(0.06)	$14.23	(0.42	)%(d)	66%	2.40	%(e)	4.00	%(e)	(0.85	)%(e)	$10
Class I*
03/03/06	10/31/06	$15.17	0.08		1.35	1.43	$16.60	9.43	%(d)	43%	0.95	%(c)(e)	1.23	%(e)	0.87	%(e)	$128

*	Per share amounts have been calculated using the monthly average share method.
(a)	Redemption fee amounts represent less than $0.01 per share.
(b)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(c)	The fiscal year ended October 31, 2006 includes the recovery of previously waived investment advisory fees to the Manager for Class A, C and I shares.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Diversified Growth Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

			From Investment Operations									Ratios To Average Daily Net Assets
Fiscal Periods		Beginning Net Asset Value	Income (Loss)	Realized & Unrealized Gain (Loss)		Total	Distributions From Realized Gains	Ending Net Asset Value	Total Return(a)		Portfolio Turnover Rate	With Expenses Waived		Without Expenses Waived		Net Income (Loss)		Ending Net Assets (Millions)
Beginning	Ending
Class A*
11/01/05	10/31/06	$26.72	(0.14)	2.95	(b)	2.81	(1.42)	$28.11	10.70%		111%	1.29%		1.29%		(0.49)%		$135

11/01/04	10/31/05	$25.26	(0.22)	2.89	(b)	2.67	(1.21)	$26.72	10.66%		75%	1.34%		1.34%		(0.81)%		$127
11/01/03	10/31/04	$23.92	(0.23)	1.57		1.34	—	$25.26	5.60%		92%	1.38%		1.38%		(0.92)%		$80

11/01/02	10/31/03	$18.21	(0.23)	5.94		5.71	—	$23.92	31.36%		152%	1.48%		1.48%		(1.14)%		$60
11/01/01	10/31/02	$17.98	(0.23)	0.46		0.23	—	$18.21	1.28%		201%	1.45%		1.45%		(1.13)%		$41

Class B*
11/01/05	10/31/06	$25.15	(0.31)	2.76	(b)	2.45	(1.42)	$26.18	9.90%		111%	2.04%		2.04%		(1.20)%		$14

11/01/04	10/31/05	$24.02	(0.39)	2.73	(b)	2.34	(1.21)	$25.15	9.80%		75%	2.09%		2.09%		(1.55)%		$19
11/01/03	10/31/04	$22.92	(0.40)	1.50		1.10	—	$24.02	4.80%		92%	2.13%		2.13%		(1.67)%		$22

11/01/02	10/31/03	$17.57	(0.37)	5.72		5.35	—	$22.92	30.45%		152%	2.23%		2.23%		(1.89)%		$22
11/01/01	10/31/02	$17.48	(0.37)	0.46		0.09	—	$17.57	0.51%		201%	2.20%		2.20%		(1.88)%		$16

Class C*
11/01/05	10/31/06	$25.15	(0.32)	2.77	(b)	2.45	(1.42)	$26.18	9.90%		111%	2.04%		2.04%		(1.23)%		$64

11/01/04	10/31/05	$24.02	(0.39)	2.73	(b)	2.34	(1.21)	$25.15	9.80%		75%	2.09%		2.09%		(1.55)%		$67
11/01/03	10/31/04	$22.92	(0.40)	1.50		1.10	—	$24.02	4.80%		92%	2.13%		2.13%		(1.68)%		$65

11/01/02	10/31/03	$17.57	(0.37)	5.72		5.35	—	$22.92	30.45%		152%	2.23%		2.23%		(1.89)%		$52
11/01/01	10/31/02	$17.48	(0.37)	0.46		0.09	—	$17.57	0.51%		201%	2.20%		2.20%		(1.88)%		$36

Class I*
06/21/06	10/31/06	$26.63	(0.04)	1.57	(b)	1.53	—	$28.16	5.75	%(c)	111%	0.95	%(d)	1.05	%(d)	(0.42	)%(d)	$—

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

International Equity Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

For the Fiscal Years Ended	Beginning Net Asset Value	From Investment Operations										Ratios To Average Daily Net Assets
		Income (Loss)	Realized & Unrealized Gain (Loss)		Total	Dividends & Distributions From			Ending Net Asset Value	Total Return(a)	Portfolio Turnover Rate	With Expenses Waived/ Recovered		Without Expenses Waived/ Recovered	Net Income (Loss)	Ending Net Assets (Millions)
						Investment Income	Realized Gains	Total
Class A*
10/31/06	$25.20	0.24(b)	6.73	(c)	6.97	(0.16)	(2.04)	(2.20)	$29.97	29.31%	58%	1.71	%(b)	1.53%	0.86%	$91
10/31/05	$20.95	0.09	4.49	(c)	4.58	(0.33)	—	(0.33)	$25.20	21.98%	78%	1.78%		2.00%	0.38%	$50
10/31/04	$17.93	0.05	3.12		3.17	(0.15)	—	(0.15)	$20.95	17.74%	162%	1.78%		2.15%	0.24%	$29
10/31/03	$14.68	0.10	3.15		3.25	—	—	—	$17.93	22.14%	133%	1.78%		2.43%	0.63%	$23
10/31/02	$17.14	(0.09)(d)	(2.37)		(2.46)	—	—	—	$14.68	(14.35)%	234%	1.85	%(d)	2.81%	(0.54)%	$7

Class B*
10/31/06	$23.58	0.01(b)	6.31	(c)	6.32	(0.01)	(2.04)	(2.05)	$27.85	28.38%	58%	2.46	%(b)	2.28%	0.05%	$6
10/31/05	$19.66	(0.08)	4.20	(c)	4.12	(0.20)	—	(0.20)	$23.58	21.06%	78%	2.53%		2.75%	(0.36)%	$4
10/31/04	$16.89	(0.09)	2.93		2.84	(0.07)	—	(0.07)	$19.66	16.85%	162%	2.53%		2.90%	(0.46)%	$2
10/31/03	$13.94	(0.03)	2.98		2.95	—	—	—	$16.89	21.16%	133%	2.53%		3.18%	(0.17)%	$1
10/31/02	$16.39	(0.20)(d)	(2.25)		(2.45)	—	—	—	$13.94	(14.95)%	234%	2.60	%(d)	3.56%	(1.30)%	$1

Class C*
10/31/06	$23.58	0.02(b)	6.30	(c)	6.32	(0.01)	(2.04)	(2.05)	$27.85	28.38%	58%	2.46	%(b)	2.28%	0.07%	$118
10/31/05	$19.66	(0.08)	4.20	(c)	4.12	(0.20)	—	(0.20)	$23.58	21.06%	78%	2.53%		2.75%	(0.35)%	$73
10/31/04	$16.89	(0.09)	2.93		2.84	(0.07)	—	(0.07)	$19.66	16.85%	162%	2.53%		2.90%	(0.46)%	$47
10/31/03	$13.94	(0.03)	2.98		2.95	—	—	—	$16.89	21.16%	133%	2.53%		3.18%	(0.25)%	$26
10/31/02	$16.39	(0.20)(d)	(2.25)		(2.45)	—	—	—	$13.94	(14.95)%	234%	2.60	%(d)	3.56%	(1.30)%	$11

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	The fiscal year ended October 31, 2006 includes the recovery of previously waived investment advisory fees to the Manager for Class A, B and C shares.
(c)	Redemption fee amounts represent less than $0.01 per share.
(d)	Effective July 1, 2002, Eagle Class shares of the International Equity Fund were discontinued and redesignated as Class C shares. Prior to July 1, 2002, the expense limits of the International Equity Fund’s Class A, B and Class C shares were 1.90%, 2.65% and 2.65%, respectively. Thereafter, the expense limits of Class A, B and C shares were 1.78%, 2.53% and 2.53%, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Mid Cap Stock Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

			From Investment Operations										Ratios To Average Daily Net Assets
Fiscal Periods		Beginning Net Asset Value	Income (Loss)		Realized & Unrealized Gain (Loss)		Total	Distributions From Realized Gains	Ending Net Asset Value	Total Return(a)		Portfolio Turnover Rate	With Expenses Waived/ Recovered		Without Expenses Waived/ Recovered		Net Income (Loss)		Ending Net Assets (Millions)
Beginning	Ending
Class A*
11/01/05	10/31/06	$27.79	(0.10)		4.39	(b)	4.29	(1.96)	$30.12	16.18%		180%	1.13%		1.13%		(0.35)%		$904

11/01/04	10/31/05	$24.57	(0.13)		3.35	(b)	3.22	—	$27.79	13.11%		146%	1.15%		1.15%		(0.48)%		$633
11/01/03	10/31/04	$21.67	(0.15)		3.05		2.90	—	$24.57	13.38%		124%	1.20%		1.20%		(0.64)%		$370

11/01/02	10/31/03	$17.99	(0.14)		3.82		3.68	—	$21.67	20.46%		163%	1.28%		1.28%		(0.72)%		$217
11/01/01	10/31/02	$20.21	(0.19	)(c)	(1.44)		(1.63)	(0.59)	$17.99	(8.50)%		171%	1.27	%(c)	1.27%		(0.88)%		$174

Class B*
11/01/05	10/31/06	$25.99	(0.29)		4.08	(b)	3.79	(1.96)	$27.82	15.32%		180%	1.88%		1.88%		(1.10)%		$57

11/01/04	10/31/05	$23.15	(0.31)		3.15	(b)	2.84	—	$25.99	12.27%		146%	1.90%		1.90%		(1.23)%		$60
11/01/03	10/31/04	$20.58	(0.30)		2.87		2.57	—	$23.15	12.49%		124%	1.95%		1.95%		(1.38)%		$58

11/01/02	10/31/03	$17.21	(0.27)		3.64		3.37	—	$20.58	19.58%		163%	2.03%		2.03%		(1.47)%		$53
11/01/01	10/31/02	$19.50	(0.33	)(c)	(1.37)		(1.70)	(0.59)	$17.21	(9.18)%		171%	2.02	%(c)	2.01%		(1.64)%		$39

Class C*
11/01/05	10/31/06	$26.00	(0.29)		4.08	(b)	3.79	(1.96)	$27.83	15.31%		180%	1.88%		1.88%		(1.10)%		$345

11/01/04	10/31/05	$23.16	(0.31)		3.15	(b)	2.84	—	$26.00	12.26%		146%	1.90%		1.90%		(1.23)%		$284
11/01/03	10/31/04	$20.59	(0.31)		2.88		2.57	—	$23.16	12.48%		124%	1.95%		1.95%		(1.39)%		$214

11/01/02	10/31/03	$17.22	(0.27)		3.64		3.37	—	$20.59	19.57%		163%	2.03%		2.03%		(1.46)%		$149
11/01/01	10/31/02	$19.51	(0.33	)(c)	(1.37)		(1.70)	(0.59)	$17.22	(9.18)%		171%	2.02	%(c)	2.01%		(1.64)%		$100

Class I*
06/06/06	10/31/06	$28.21	(0.01)		1.95	(b)	1.94	—	$30.15	6.88	%(d)	180%	0.84	%(e)	0.84	%(e)	(0.15	)%(e)	$17

Class R-3*
08/10/06	10/31/06	$27.82	(0.04)		2.32	(b)	2.28	—	$30.10	8.20	%(d)	180%	1.27	%(e)	1.27	%(e)	(0.60	)%(e)	$—

Class R-5*
10/02/06	10/31/06	$28.96	—		1.17	(b)	1.17	—	$30.13	4.04	%(d)	180%	0.67	%(e)	0.67	%(e)	(0.15	)%(e)	$12

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.
(c)	The fiscal year ended October 31, 2002 includes the recovery of previously waived investment advisory fees to the Manager for Class A, B, and C shares.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Small Cap Stock Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

			From Investment Operations										Ratios To Average Daily Net Assets
Fiscal Periods		Beginning Net Asset Value	Income (Loss)		Realized & Unrealized Gain (Loss)		Total	Distributions From Realized Gains	Ending Net Asset Value	Total Return(a)		Portfolio Turnover Rate	With Expenses Waived/ Recovered		Without Expenses Waived/ Recovered		Net Income (Loss)		Ending Net Assets (Millions)
Beginning	Ending
Class A*
11/01/05	10/31/06	$32.93	(0.15)		6.23	(b)	6.08	(1.14)	$37.87	18.89%		49%	1.24%		1.24%		(0.43)%		$269
11/01/04	10/31/05	$32.19	(0.13	)(c)	2.43	(b)	2.30	(1.56)	$32.93	7.08%		50%	1.30	%(c)	1.25%		(0.39)%		$225
11/01/03	10/31/04	$29.00	(0.16)		3.35		3.19	—	$32.19	11.00%		59%	1.33%		1.33%		(0.50)%		$182
11/01/02	10/31/03	$21.36	(0.19)		7.83		7.64	—	$29.00	35.77%		45%	1.30%		1.42%		(0.83)%		$111
11/01/01	10/31/02	$24.41	0.02		(1.48)		(1.46)	(1.59)	$21.36	(6.98)%		54%	1.30%		1.34%		0.06%		$83

Class B*
11/01/05	10/31/06	$30.02	(0.38)		5.65	(b)	5.27	(1.14)	$34.15	17.99%		49%	1.99%		1.99%		(1.18)%		$10
11/01/04	10/31/05	$29.69	(0.34	)(c)	2.23	(b)	1.89	(1.56)	$30.02	6.26%		50%	2.05	%(c)	2.00%		(1.13)%		$13
11/01/03	10/31/04	$26.95	(0.37)		3.11		2.74	—	$29.69	10.17%		59%	2.08%		2.08%		(1.26)%		$15
11/01/02	10/31/03	$19.99	(0.35)		7.31		6.96	—	$26.95	34.82%		45%	2.05%		2.17%		(1.58)%		$14
11/01/01	10/31/02	$23.11	(0.15)		(1.38)		(1.53)	(1.59)	$19.99	(7.72)%		54%	2.05%		2.09%		(0.64)%		$10

Class C*
11/01/05	10/31/06	$30.03	(0.38)		5.66	(b)	5.28	(1.14)	$34.17	18.02%		49%	1.99%		1.99%		(1.18)%		$100
11/01/04	10/31/05	$29.70	(0.34	)(c)	2.23	(b)	1.89	(1.56)	$30.03	6.26%		50%	2.05	%(c)	2.00%		(1.13)%		$91
11/01/03	10/31/04	$26.96	(0.36)		3.10		2.74	—	$29.70	10.16%		59%	2.08%		2.08%		(1.26)%		$78
11/01/02	10/31/03	$20.00	(0.35)		7.31		6.96	—	$26.96	34.79%		45%	2.05%		2.17%		(1.58)%		$57
11/01/01	10/31/02	$23.12	(0.15)		(1.38)		(1.53)	(1.59)	$20.00	(7.72)%		54%	2.05%		2.09%		(0.66)%		$43

Class I*
06/27/06	10/31/06	$33.68	(0.02)		4.25	(b)	4.23	—	$37.91	12.56	%(d)	49%	0.95	%(e)	1.08	%(e)	(0.14	)%(e)	$—

Class R-3*
09/19/06	10/31/06	$35.99	(0.03)		1.92	(b)	1.89	—	$37.88	5.25	%(d)	49%	1.60	%(e)	2.05	%(e)	(1.04	)%(e)	$—

Class R-5*
10/02/06	10/31/06	$35.86	—		2.02	(b)	2.02	—	$37.88	5.63	%(d)	49%	0.83	%(e)	0.83	%(e)	(0.10	)%(e)	$13

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Redemption fee amounts represent less than $0.01 per share.
(c)	The fiscal year ended October 31, 2005 includes the recovery of previously waived investment advisory fees to the Manager for Class A, B and C shares.
(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note 1:	Organization and Investment Objective. Heritage Series Trust (“the Trust”) is organized as a diversified, open-end management company and presently offers shares in five series, the Core Equity Fund, the Diversified Growth Fund, the International Equity Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund (each, a “Fund” and collectively, the “Funds”).

•	The Core Equity Fund seeks long-term growth through capital appreciation.

•	The Diversified Growth Fund seeks long-term capital appreciation.

•	The International Equity Fund seeks capital appreciation principally through investments in a portfolio of international equity securities.

•	The Mid Cap Stock Fund seeks long-term capital appreciation.

•	The Small Cap Stock Fund seeks long-term capital appreciation.

Class Offerings.    All of the Funds except the International Equity Fund currently offer Class A, Class C, Class I, Class R-3 and Class R-5 shares to the public. The International Equity Fund currently offers only Class A and Class C shares.

•	Class A shares are sold subject to a maximum sales charge of 4.75% of the amount invested payable at the time of purchase. Class A share investments greater than $1 million, which are not sold subject to a sales charge, may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase.

•	Class C shares are sold subject to a CDSC of 1% of the lower of net asset value or purchase price if redeemed prior to 1 year of purchase.

•	Class I, Class R-3 and Class R-5 shares are each sold without a front-end sales charge or a CDSC to qualified buyers. As of the fiscal year ended October 31, 2006, there were no shares issued in Class R-3 or Class R-5 for the Core Equity Fund or the Diversified Growth Fund.

Class B Shares.    An additional class of shares, Class B shares, is no longer available for purchase, although existing Class B shareholders can exchange their shares for Class B shares of another Heritage Mutual Fund and acquire additional shares through dividend reinvestment. Class B shares were sold subject to a CDSC upon redemption of up to 5% of the lower of net asset value or purchase price, declining over a six-year period. Class B shares automatically convert to Class A shares of the Fund eight years after purchase. In addition, the Trusts’ Board of Trustees has approved the conversion of all remaining Class B shares to Class A shares on March 30, 2007. The conversion from Class B shares will not be a taxable event and all shareholders, as of the conversion date, will not be charged a CDSC. After that conversion, there will be no Class B shares outstanding.

Note 2:	Significant Accounting Policies.

Use of Estimates.    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of Securities.    The price of each Fund’s shares is the Fund’s net asset value per share. Each Fund determines the net asset value of its shares on each day the New York Stock Exchange (“NYSE”) is open for business, as of the close of the customary trading session (typically 4:00 ET), or earlier NYSE closing time that day. If the NYSE or other securities exchange modifies the closing price of securities traded on that exchange after the Fund is priced, Heritage Asset Management, Inc. (the “Manager” or “Heritage”) is not required to revalue the Fund.

Generally, the Funds value portfolio securities for which market quotations are readily available at market value; however, the Fund may adjust the market quotation price to reflect events that occur between the close of those markets and the Fund’s determination of net asset value.

Both the latest transaction prices and adjustments are furnished by an independent pricing service subject to supervision by the Board of Trustees. The Funds value all other securities and assets for which market quotations are unavailable or unreliable at their fair value in good faith using procedures (“Procedures”) approved by the Boards of Trustees. Fair value is that amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value

43

Notes to Financial Statements (continued)

requires consideration of all appropriate factors, including indications of fair value available from pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their net asset values. Fair value pricing methods, Procedures and pricing services can change from time to time as approved by the Boards of Trustees. Pursuant to the Procedures, the Boards of Trustees have delegated the day-to-day responsibility for applying and administering the Procedures to a Valuation Committee comprised of associates from Heritage, the manager and administrator for the Funds. The composition of this Valuation Committee may change from time to time.

There can be no assurance, however, that a fair value price used by a Fund on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities on that day. Fair value pricing may deter shareholders from trading the Fund shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•	Domestic Exchange Traded Equity Securities. Market quotations are generally available and reliable for domestic exchange traded equity securities. If market quotations are not available or are unreliable, Heritage will value the security at fair value in good faith using the Procedures.

•	Foreign Securities. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Fund may also fair value a security if certain events occur between the time trading ends on a particular security and the Fund’s net asset value calculation. The Fund may fair value the particular security if the events are significant and make the closing price unreliable. If an issuer specific event has occurred that Heritage determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. Heritage also relies on a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by a pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time.

Fund securities primarily traded on foreign markets may trade on days that are not business days of the Fund. Because the net asset value of Fund shares is determined only on business days of the Fund, the value of the portfolio securities of a Fund that invests in foreign securities may change on days when you will not be able to purchase or redeem shares of the Fund.

•	Short-term Securities. The Funds’ short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

Foreign Currency Transactions.    The books and records of the International Equity Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and other liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Equity Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investment transactions. Net realized gain (loss) from foreign currency transactions and the net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies include gains and losses between trade and settlement date on securities transactions, gains and losses arising from the purchase and sale of forward foreign currency contracts and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Contracts.    The International Equity Fund is authorized to enter into forward foreign currency contracts for the purpose of hedging against exchange risk arising from current or anticipated investments in securities dominated in foreign currencies and to enhance total return. Forward foreign currency contracts are valued at the contractual forward rate and are marked-to-market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, the gain or loss is realized. Risks may arise from unanticipated movements in the currency’s value relative to the U.S. dollar and from the possible inability of counter-parties to meet the terms of their contracts.

44

Notes to Financial Statements (continued)

Real Estate Investment Trusts (“REITs”). There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes and interest rates. Dividend income is recorded at the Manager’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost investments. The actual amounts of income, return of capital and capital gains are only determined be each REIT after the fiscal year end and may differ from the estimated amounts.

Repurchase Agreements.    Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, each Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes.    Each Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains.    Distributions of net investment income are made annually. Net realized gains from investment transactions during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Revenue Recognition.    Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Expenses.    Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage Mutual Funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of each Fund are allocated to each class of shares based upon their relative percentage of net assets. The Funds have entered into an arrangement with the custodian whereby each Fund receives credits on uninvested cash balances which are used to offset a portion of each Fund’s expenses. These custodian credits are shown as “Expense offsets” on the Statements of Operations.

Offering Expenses.    Offering costs associated with the formation of the Core Equity Fund were accounted for as a deferred charge and were amortized on a straight-line basis over the twelve month period ended April 30, 2006.

Class Allocations.    Each class of shares has equal rights as to earnings and assets except that each class may bear different expense for distribution and/or shareholder services. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Other.    In the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to each Fund is expected to be remote.

45

Notes to Financial Statements (continued)

Note 3:	Capital Share Transactions. At October 31, 2006, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions during the fiscal years ended October 31, 2006 and October 31, 2005, respectively, were as follows:

Core Equity Fund
Fiscal Year Ended October 31, 2006	Shares Sold	Shares Redeemed	Net Increase
Shares
Class A	535,048	(453,648)	81,400
Class C	307,312	(150,205)	157,107
Class I	8,176,767	(482,209)	7,694,558
Amount
Class A	$8,121,283	$(6,837,762)	$1,283,521
Class C	4,615,270	(2,280,583)	2,334,687
Class I	125,296,337	(7,434,519)	117,861,818
Redemption Fees	1,079	—	1,079

Fiscal Year Ended October 31, 2005
Shares
Class A	1,463,450	(150,573)	1,312,877
Class C	765,505	(35,750)	729,755
Amount
Class A	$21,302,278	$(2,162,923)	$19,139,355
Class C	11,101,163	(508,856)	10,592,307
Redemption Fees	330	—	330

Diversified Growth Fund
Fiscal Year Ended October 31, 2006	Shares Sold		Shares issued on reinvestment of dividends	Shares Redeemed		Net Increase (Decrease)
Shares
Class A	1,429,440	(a)	239,230	(1,638,249)		30,421
Class B	3,454		36,216	(266,993	)(a)	(227,323)
Class C	200,869		143,135	(557,464)		(213,460)
Class I	483		—	—		483
Amount
Class A	$39,811,258	(a)	$6,475,969	$(45,488,988)		$798,239
Class B	90,219		919,169	(6,922,807	)(a)	(5,913,419)
Class C	5,246,601		3,632,777	(14,412,678)		(5,533,300)
Class I	12,877		—	—		12,877
Redemption Fees	1,515		—	—		1,515

(a)     Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 113,591 Class B shares in exchange for 106,097 Class A shares in the amount of $2,956,722. For further details, see Note 1.

Fiscal Year Ended October 31, 2005
Shares
Class A	2,312,149		149,383	(866,569)		1,594,963
Class B	46,350		35,477	(216,819)		(134,992)
Class C	391,191		129,075	(563,028)		(42,762)
Amount
Class A	$61,295,670		$3,912,348	$(23,062,808)		$42,145,210
Class B	1,161,807		880,550	(5,453,095)		(3,410,738)
Class C	9,780,200		3,203,643	(14,123,304)		(1,139,461)
Redemption Fees	141		—	—		141

46

Notes to Financial Statements (continued)

International Equity Fund
Fiscal Year Ended October 31, 2006	Shares Sold		Shares issued on reinvestment of dividends	Shares Redeemed		Net Increase
Shares
Class A	1,255,399	(b)	167,618	(366,114)		1,056,903
Class B	37,438		15,323	(34,107	)(b)	18,654
Class C	1,338,991		265,851	(451,320)		1,153,522
Amount
Class A	$34,648,191	(b)	$4,237,390	$(10,095,366)		$28,790,215
Class B	965,325		362,246	(886,170	)(b)	441,401
Class C	34,501,434		6,284,709	(11,609,203)		29,176,940
Redemption Fees	10,720		—	—		10,720

(b)     Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 14,069 Class B shares in exchange for 13,117 Class A shares in the amount of $369,297. For further details, see Note 1.

Fiscal Year Ended October 31, 2005
Shares
Class A	1,045,430		18,455	(462,632)		601,253
Class B	91,166		915	(9,341)		82,740
Class C	1,072,211		21,264	(421,079)		672,396
Amount
Class A	$25,000,259		$426,865	$(10,879,460)		$14,547,664
Class B	2,007,458		19,946	(206,916)		1,820,488
Class C	23,808,780		463,338	(9,266,123)		15,005,995
Redemption Fees	3,772		—	—		3,772

Mid Cap Stock Fund
Fiscal Year Ended October 31, 2006	Shares Sold		Shares issued on reinvestment of dividends	Shares Redeemed		Net Increase (Decrease)
Shares
Class A	11,806,785	(c)	1,556,102	(6,109,314)		7,253,573
Class B	30,978		166,749	(433,874	)(c)	(236,147)
Class C	2,488,544		813,465	(1,827,351)		1,474,658
Class I	589,088		—	(18,334)		570,754
Class R-3	13,577		—	(8)		13,569
Class R-5	416,042		—	(9,220)		406,822
Amount
Class A	$336,256,398	(c)	$42,403,786	$(174,151,597)		$204,508,587
Class B	814,458		4,225,419	(11,464,249	)(c)	(6,424,372)
Class C	65,779,000		20,629,484	(48,255,379)		38,153,105
Class I	16,881,473		—	(516,084)		16,365,389
Class R-3	390,523		—	(230)		390,293
Class R-5	12,054,342		—	(273,452)		11,780,890
Redemption Fees	10,179		—	—		10,179

(c)     Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 126,140 Class B shares in exchange for 117,013 Class A shares in the amount of $3,345,616. For further details, see Note 1.

47

Notes to Financial Statements (continued)

Fiscal Year Ended October 31, 2005	Shares Sold	Shares Redeemed	Net Increase (Decrease)
Shares
Class A	11,709,547	(4,004,119)	7,705,428
Class B	103,329	(313,349)	(210,020)
Class C	3,150,787	(1,487,693)	1,663,094
Amount
Class A	$309,469,495	$(107,071,538)	$202,397,957
Class B	2,550,966	(7,810,192)	(5,259,226)
Class C	78,612,384	(37,318,460)	41,293,924
Redemption Fees	14,632	—	14,632

Small Cap Stock Fund
Fiscal Year Ended October 31, 2006	Shares Sold		Shares issued on reinvestment of dividends	Shares Redeemed		Net Increase (Decrease)
Shares
Class A	1,991,306	(d)	216,727	(1,940,746)		267,287
Class B	8,631		15,251	(181,180	)(d)	(157,298)
Class C	368,194		106,303	(576,405)		(101,908)
Class I	5,733		—	(22)		5,711
Class R-3	180		—	—		180
Class R-5	344,432		—	(4,417)		340,015
Amount
Class A	$70,672,788	(d)	$7,321,053	$(68,717,470)		$9,276,371
Class B	276,836		467,581	(5,854,591	)(d)	(5,110,174)
Class C	11,788,259		3,261,383	(18,455,938)		(3,406,296)
Class I	200,581		—	(823)		199,758
Class R-3	6,790		—	—		6,790
Class R-5	12,353,496		—	(164,125)		12,189,371
Redemption Fees	888		—	—		888

(d)     Shares Sold for Class A and Shares Redeemed for Class B include the conversion of 87,736 Class B shares in exchange for 79,404 Class A shares in the amount of $2,861,428. For further details, see Note 1.

Fiscal Year Ended October 31, 2005	Shares Sold	Shares issued on reinvestment of dividends	Shares Redeemed	Net Increase (Decrease)
Shares
Class A	3,042,749	265,169	(2,124,232)	1,183,686
Class B	18,012	24,233	(109,965)	(67,720)
Class C	701,518	132,386	(456,057)	377,847
Amount
Class A	$100,447,824	$8,840,746	$(69,515,875)	$39,772,695
Class B	544,545	741,274	(3,297,313)	(2,011,494)
Class C	21,080,921	4,052,329	(13,661,608)	11,471,642
Redemption Fees	6,054	—	—	6,054

Redemption Fees.    A redemption fee of 2% of the value of the shares sold is imposed on fund shares sold (by redemption or exchange to another Heritage Mutual Fund) within seven calendar days of their acquisition by purchase or exchange. Redemption fees are accounted for as an addition to paid in capital and offset the costs and market impact associated with short-term money movements. Effective January 2, 2007, this redemption fee will no longer be imposed for any type of transaction.

48

Notes to Financial Statements (continued)

Note 4:	Purchases and Sales of Securities. For the fiscal year ended October 31, 2006, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	Investment Securities
	Purchases	Sales
Core Equity Fund	$145,972,098	$38,055,052
Diversified Growth Fund	244,482,083	254,566,392
International Equity Fund	161,922,978	97,291,669
Mid Cap Stock Fund	2,217,209,578	2,057,564,113
Small Cap Stock Fund .	165,732,265	190,109,082

Note 5:	Investment Advisory Fees, Administrative Fees and Other Transactions With Affiliates. Each Fund has agreed to pay to the Manager an investment advisory fee for advisory and administrative services equal to an annualized rate based on a percentage of each Fund’s average daily net assets, which is computed daily and payable monthly. For the periods indicated, the fee rate schedule for each Fund is as follows:

	Investment Advisory and Administrative Fee Rates
	Prior To January 3, 2006		Effective January 3, 2006
		Break Point(a)	Advisory Fee	Administrative Fee(b)
Core Equity Fund	0.75%	All Assets	0.60%	0.15%
Diversified Growth Fund	0.75%	First $500 million	0.60%	0.15%
	0.70%	$500 million to $1 billion	0.55%	0.15%
	0.65%	Over $1 billion	0.50%	0.15%
International Equity Fund .	1.00%	First $100 million	0.85%	0.15%
	0.80%	$100 million to $1 billion	0.65%	0.15%
	0.70%	Over $1 billion	0.55%	0.15%
Mid Cap Stock Fund	0.75%	First $500 million	0.60%	0.15%
	0.70%	$500 million to $1 billion	0.55%	0.15%
	0.65%	Over $1 billion	0.50%	0.15%
Small Cap Stock Fund	0.75%	First $500 million	0.60%	0.15%
	0.70%	$500 million to $1 billion	0.55%	0.15%
	0.65%	Over $1 billion	0.50%	0.15%

(a)	When average daily net assets exceed the Fund’s respective break point, the investment advisory fee rate is reduced to the subsequent investment advisory fee rate on those assets greater than the break point. The break points shown apply to advisory fee rates before and after the periods indicated.
(b)	Administrative Fee shown is based on the average daily assets of classes outstanding at January 3, 2006 (Class A, Class B and Class C shares only) without the imposition of a breakpoint. Class I, Class R-3 and Class R-5 were not offered prior to January 3, 2006.

Upon initial offering of Class I, Class R-3 and Class R-5 shares on March 15, 2006, the administrative fee rate was based on 0.10%, 0.15% and 0.10%, respectively, of the average daily net assets of each class of shares.

The Statements of Operations provides the Investment Advisory Fee paid by each Fund.

49

Notes to Financial Statements (continued)

The following table illustrates the amount of administrative fees charged to the Funds for the fiscal year ended October 31, 2006.

	Administrative Fees
	Class A	Class B	Class C	Class I	Class R-3	Class R-5
Core Equity Fund(c)	$25,530	N/A	$16,218	$66,387	$—	$—
Diversified Growth Fund(c)	174,370	$21,136	84,533	5	—	—
International Equity Fund	93,692	6,634	125,190	N/A	N/A	N/A
Mid Cap Stock Fund	1,000,551	72,478	401,136	3,020	83	963
Small Cap Stock Fund	319,312	13,901	120,229	36	N/A	1,011

(c)	As of October 31, 2006, there were no shares in Class R-3 and Class R-5 for the Core Equity Fund or the Diversified Growth Fund.

Subadvisory Fees.    The Manager entered into an agreement with an unaffiliated subadvisor to provide to the International Equity Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for an annualized fee payable by the Manager computed daily and payable monthly.

In addition, the Manager entered into subadvisory agreements with Eagle Asset Management, Inc. (“Eagle”) with respect to the Core Equity Fund, Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Fund and with Awad Asset Management, Inc. (“Awad”) with respect to the Small Cap Stock Fund to provide investment advice, portfolio management services (including the placement of brokerage orders), and certain compliance and other services for an annualized fee payable by the Manager equal to the following rates as a percentage of each Fund’s average daily net assets, computed daily and payable monthly.

	Subadvisory Fee	Break Point*
Core Equity Fund	0.375%	All Assets
Diversified Growth Fund, Mid Cap Stock Fund, and Small Cap Stock Fund	0.375%	First $500 million
	0.350%	$500 million to $1 billion
	0.325%	Over $1 billion

*	When average daily net assets exceed the Fund’s respective break point, the subadvisory fee is reduced to the subsequent subadvisory fee on those assets greater than the break point.

Distribution Fees.    Pursuant to the Class A, Class B, Class C and Class R-3 Distribution plans and in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay Heritage Fund Distributors, Inc. (“HFD”) and Raymond James & Associates, Inc. (“RJA”), both distributors of the Trust, a fee based on the average daily net assets of each class. Such fees are accrued daily and payable monthly. HFD, a wholly owned subsidiary of Heritage, is an approved distributor by the Board of Trustees and commenced operations on July 1, 2006. The following table illustrates for each class the distribution fee rate and amount charged to the Funds for the fiscal year ended October 31, 2006.

	Distribution Fees
	Class A	Class B	Class C	Class R-3
Distribution Fee Rate	0.25%	1.00%	1.00%	0.50%
Core Equity Fund	$51,082	N/A	$128,306	$—
Diversified Growth Fund	350,071	$175,778	686,447	—
International Equity Fund	179,725	52,321	971,744	N/A
Mid Cap Stock Fund	1,962,523	590,757	3,196,096	277
Small Cap Stock Fund	635,784	116,238	966,521	1

The Distribution plan for Class I and Class R-5 shares do not authorize a distribution fee to be paid from Fund assets. The Manager, Eagle, Awad and RJA are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

50

Notes to Financial Statements (continued)

Sales Charges.    Total front-end and contingent deferred sales charges paid to RJA for the fiscal year ended October 31, 2006, were as follows:

	Front-end Sales Charge	Contingent Deferred Sales Charge
	Class A	Class A	Class B	Class C
Core Equity Fund	$59,282	$—	N/A	$2,634
Diversified Growth Fund	74,931	—	$19,705	6,015
International Equity Fund	232,122	—	3,434	7,544
Mid Cap Stock Fund	937,015	526	105,724	36,216
Small Cap Stock Fund	222,872	13,211	16,331	7,538

RJA paid commissions to salespersons from these fees and incurred other distribution costs.

Agency Commissions.    Total agency brokerage commissions paid by the Funds and agency brokerage commissions paid directly to RJA for the fiscal year ended October 31, 2006 were as follows:

	Total Agency Brokerage Commissions	Paid To Raymond James & Associates, Inc.
Core Equity Fund	$166,576	$—
Diversified Growth Fund	656,262	9,246
International Equity Fund	392,555	319
Mid Cap Stock Fund	4,654,992	54,463
Small Cap Stock Fund	679,309	68,764

Fund Accounting Fees.    The Manager is the Fund Accountant for the Core Equity Fund, the Diversified Growth Fund, the Mid Cap Stock Fund and the Small Cap Stock Fund. For providing Fund Accounting services, the Manager receives payment from the Trust at a fixed base fee per fund, a multiple class fee and any out-of-pocket expenses. The custodian, not the Manager, provides Fund Accounting services for the International Equity Fund.

Shareholder Servicing Fees.    The Manager is the Shareholder Servicing Agent for the Trust. For providing Shareholder Servicing, the Manager receives payment from the Trust at a fixed fee per shareholder account plus any out-of-pocket expenses. The following table illustrates the amount of Shareholder Servicing fees charged to the Funds for the fiscal year ended October 31, 2006.

	Shareholder Servicing Fees
	Class A	Class B	Class C	Class I	Class R-3	Class R-5
Core Equity Fund	$24,693	N/A	$15,512	$124,834	$—	$—
Diversified Growth Fund	174,043	$21,664	85,202	6	—	—
International Equity Fund	69,096	5,029	93,432	N/A	N/A	N/A
Mid Cap Stock Fund	932,424	69,538	378,241	4,050	9	3
Small Cap Stock Fund	309,710	13,998	117,433	90	2	3

51

Notes to Financial Statements (continued)

Expense Limitations.    For the periods indicated in the table below, the Manager has contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expense rate for each class of shares exceed the following annualized rates as a percentage of average daily net assets of each class of shares.

	Expense Limitations
	Class A		Class B	Class C	Class I		Class R-3	Class R-5
Core Equity Fund
Fiscal year ended October 31, 2006	1.65%		N/A	2.40%	1.35%	(a)	1.90%	1.35%	(a)
Fiscal year ending October 31, 2007
From 11/01/06 through 01/01/07	1.65%		N/A	2.40%	0.95%		1.90%	0.95%
From 01/02/07 through 10/31/07	1.65%		N/A	2.45%	0.95%		1.95%	0.95%

Diversified Growth Fund
Fiscal year ended October 31, 2006	1.60%		2.35%	2.35%	1.30%	(a)	1.85%	1.30%	(a)
Fiscal year ending October 31, 2007
From 11/01/06 through 01/01/07	1.60%		2.35%	2.35%	0.95%		1.85%	0.95%
From 01/02/07 through 10/31/07	1.60%		2.40%	2.40%	0.95%		1.90%	0.95%

International Equity Fund
Fiscal year ended October 31, 2006	1.78%	(b)	2.53(b)	2.53(b)	N/A		N/A	N/A
Fiscal year ending October 31, 2007
From 11/01/06 through 01/01/07	1.65%		2.40%	2.40%	N/A		N/A	N/A
From 01/02/07 through 10/31/07	1.65%		2.45%	2.45%	N/A		N/A	N/A

Mid Cap Stock Fund
Fiscal year ended October 31, 2006	1.45%		2.20%	2.20%	1.15%	(a)	1.70%	1.15%	(a)
Fiscal year ending October 31, 2007
From 11/01/06 through 01/01/07	1.45%		2.20%	2.20%	0.95%		1.70%	0.95%
From 01/02/07 through 10/31/07	1.45%		2.25%	2.25%	0.95%		1.75%	0.95%

Small Cap Stock Fund
Fiscal year ended October 31, 2006	1.40%		2.15%	2.15%	1.10%	(a)	1.65%	1.10%	(a)
Fiscal year ending October 31, 2007
From 11/01/06 through 01/01/07	1.40%		2.15%	2.15%	0.95%		1.65%	0.95%
From 01/02/07 through 10/31/07	1.40%		2.20%	2.20%	0.95%		1.70%	0.95%

(a)	For the periods indicated, the Manager voluntarily, but not contractually, agreed to waive its fees and/or reimburse expenses to Class I and Class R-5 shares to the extent that the annual operating expense rate for each of these classes of shares exceed 0.95% of those shares average daily net assets.
(b)	The contractual total fund operating expense limit for the Class A shares was 1.78% and for Class B and C shares was 2.53% during fiscal 2006. Effective May 1, 2006, the Manager agreed to voluntarily limit total fund operating expenses for the Class A shares to 1.65% and for Class B and C shares to 2.40% through December 31, 2006.

For the fiscal year ended October 31, 2006, the Core Equity Fund waived administrative and shareholder servicing fees for Class I shares of $66,387 and $124,834, respectively. The Manager voluntarily waived a portion of its administrative fees below the .95% expense cap for Class I shares in the amount of $6,695. This additional waiver enabled the Manager to recover, from all Fund classes in the current fiscal year, advisory and administrative fees it previously waived in Fiscal 2005. The Manager may recover from Class I shares the amount waived within the next two fiscal periods. The Diversified Growth Fund waived shareholder servicing fees for Class I shares of $5. The Small Cap Stock Fund waived shareholder servicing fees for Class I shares and Class R-3 shares of $45 and $1, respectively.

52

Notes to Financial Statements (continued)

A portion or all of a Fund’s fees and expenses waived and/or reimbursed for the Trust’s prior two fiscal years may be recoverable by the Manager if these fees and expenses fall below the expense limitation agreed to by the Manager. For the fiscal year ended October 31, 2006, Investment advisory fees of $10,050 and $321,471 were recovered by the Manager from the Core Equity Fund and the International Equity Fund, respectively. No other fees were recovered by the Manager from the Trust for the fiscal year ended October 31, 2006. The following table illustrates the amounts that the Manager is allowed to recover and the fiscal year in which these amounts will expire.

	Recoverable Fees and Expenses
	2008(a)	2007
Core Equity Fund	$191,221	$142,950
Diversified Growth Fund	5	—
International Equity Fund	—	154,907
Small Cap Stock Fund	46	—

(a)	Fees previously waived for a specific class may only be recovered from that class.

Trustees and Officers Fees.    Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Growth and Income Trust and Heritage Income Trust, which are investment companies that are also advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager receives an annual retainer along with meeting fees for those Heritage Mutual Funds meetings attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds. Certain Officers of the Heritage Mutual Funds may also be Officers and/or Directors of Heritage. Such Officers receive no compensation from the Heritage Mutual Funds except for the Heritage Mutual Funds’ Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each portfolio in the Heritage Mutual Funds.

Note 6:	Federal Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent; they are charged or credited to paid in capital or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Core Equity Fund

For the fiscal year ended October 31, 2006, capital loss carryforwards in the amount of $3,265 were utilized.

Diversified Growth Fund

For the fiscal year ended October 31, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $1,745,537 and paid-in capital $1,927 and decreased (debited) accumulated net realized gain $1,747,464.

International Equity Fund

For the fiscal year ended October 31, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to foreign currency losses and investments in passive foreign investment companies, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $1,737,048.

Mid Cap Stock Fund

For the fiscal year ended October 31, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $6,925,440 and paid-in capital $3,162 and decreased (debited) accumulated net realized gain $6,928,602.

53

Notes to Financial Statement (continued)

Small Cap Stock Fund

For the fiscal year ended October 31, 2006, to reflect reclassifications arising from permanent book/tax differences primarily attributable to a net operating loss, the Fund increased (credited) accumulated net investment loss $2,159,603, and decreased (debited) accumulated net realized gain $953,624 and paid-in capital $1,205,979.

For income tax purposes, distributions paid during the fiscal years ended October 31, 2006 and 2005 were as follows:

			Long-Term
	Ordinary Income		Capital Gains
	2006	2005	2006	2005
Core Equity Fund	$—	$—	$—	$—
Diversified Growth Fund	—	—	11,646,538	8,419,961
International Equity Fund	2,961,062	980,653	8,639,744	—
Mid Cap Stock Fund	25,071,417	—	46,677,768	—
Small Cap Stock Fund	—	—	11,740,872	15,012,045

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain
Core Equity Fund	$1,551,750	$378,171
Diversified Growth Fund	1,780,534	17,829,564
International Equity Fund	4,275,203	14,675,532
Mid Cap Stock Fund	62,491,601	79,415,795
Small Cap Stock Fund	—	30,287,839

Note 7:	New Accounting Pronouncements. In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”), an interpretation of FASB Statement No. 109. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the accounting and disclosure of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Manager is evaluating the application of FIN 48 to each Fund, and is not in a position at this time to estimate the significance of its impact, if any, on each Fund’s financial statements.

In September 2006, FASB issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier application is permitted. The Manager is evaluating the application of FAS 157 to each Fund, and is not in a position at this time to estimate the significance of its impact on each Funds’ financial statements.

54

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of

  Heritage Series Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Heritage Series Trust - Core Equity Fund, Heritage Series Trust - Diversified Growth Fund, Heritage Series Trust - International Equity Fund, Heritage Series Trust - Mid Cap Stock Fund and Heritage Series Trust - Small Cap Stock Fund (constituting the Heritage Series Trust, hereafter referred to as the “Funds”) at October 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

December 22, 2006

Understanding Your Ongoing Costs (unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases, contingent deferred sales charges, or redemption fees; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges or redemption fees. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see your Fund's prospectus or contact your financial advisor.

Actual Expenses. The table below shows the actual expenses you would have paid on a $1,000 investment in each Fund of the Heritage Series Trust held from the beginning period indicated through October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

	Beginning Period Date	Account Value at Beginning Period Date	Ending Account Value October 31, 2006	Expenses Paid During Period(a)	Annualized Expense Ratios	Number of Days in the Period
Core Equity Fund
Class A	05/01/06	$1,000.00	$1,067.10	$7.68	1.47%	184
Class C	05/01/06	$1,000.00	$1,063.10	$11.57	2.22%	184
Class I	05/01/06	$1,000.00	$1,070.30	$4.95	0.95%	184
Diversified Growth Fund
Class A	05/01/06	$1,000.00	$943.60	$6.46	1.32%	184
Class B	05/01/06	$1,000.00	$940.00	$10.10	2.07%	184
Class C	05/01/06	$1,000.00	$940.00	$10.12	2.07%	184
Class I	06/21/06	$1,000.00	$1,057.50	$3.53	0.95%	133
International Equity Fund
Class A	05/01/06	$1,000.00	$1,012.80	$8.37	1.65%	184
Class B	05/01/06	$1,000.00	$1,009.10	$12.14	2.40%	184
Class C	05/01/06	$1,000.00	$1,008.70	$12.15	2.40%	184
Mid Cap Stock Fund
Class A	05/01/06	$1,000.00	$1,024.80	$5.79	1.13%	184
Class B	05/01/06	$1,000.00	$1,020.90	$9.59	1.88%	184
Class C	05/01/06	$1,000.00	$1,020.90	$9.59	1.88%	184
Class I	06/06/06	$1,000.00	$1,068.80	$4.22	0.84%	179
Class R-3	08/10/06	$1,000.00	$1,082.00	$2.97	1.27%	83
Class R-5	10/02/06	$1,000.00	$1,040.40	$0.54	0.67%	30
Small Cap Stock Fund
Class A	05/01/06	$1,000.00	$1,005.30	$6.30	1.25%	184
Class B	05/01/06	$1,000.00	$1,001.80	$10.06	1.99%	184
Class C	05/01/06	$1,000.00	$1,001.80	$10.07	2.00%	184
Class I	06/27/06	$1,000.00	$1,125.60	$3.49	0.95%	127
Class R-3	09/19/06	$1,000.00	$1,052.50	$1.89	1.60%	43
Class R-5	10/02/06	$1,000.00	$1,056.30	$0.68	0.83%	30

(a)	Expenses are calculated using each Fund’s annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period; and then dividing that result by the actual number of days in the fiscal year (365).

56

Understanding Your Ongoing Costs (unaudited) (continued)

Hypothetical Example for Comparison Purposes. All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the table below shows each Fund's expenses based on a $1,000 investment held from May 1, 2006 through October 31, 2006 and assuming for this period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund's actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund's with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period(b)	Annualized Expense Ratios
Core Equity Fund
Class A	$1,000.00	$1,017.77	$7.50	1.47%
Class C	$1,000.00	$1,013.99	$11.29	2.22%
Class I	$1,000.00	$1,020.42	$4.83	0.95%
Diversified Growth Fund
Class A	$1,000.00	$1,018.56	$6.71	1.32%
Class B	$1,000.00	$1,014.79	$10.49	2.07%
Class C	$1,000.00	$1,014.78	$10.51	2.07%
Class I	$1,000.00	$1,020.42	$4.83	0.95%
International Equity Fund
Class A	$1,000.00	$1,016.89	$8.39	1.65%
Class B	$1,000.00	$1,013.12	$12.16	2.40%
Class C	$1,000.00	$1,013.11	$12.18	2.40%
Mid Cap Stock Fund
Class A	$1,000.00	$1,019.49	$5.77	1.13%
Class B	$1,000.00	$1,015.71	$9.57	1.88%
Class C	$1,000.00	$1,015.71	$9.57	1.88%
Class I	$1,000.00	$1,020.98	$4.27	0.84%
Class R-3	$1,000.00	$1,018.80	$6.46	1.27%
Class R-5	$1,000.00	$1,021.84	$3.40	0.67%
Small Cap Stock Fund
Class A	$1,000.00	$1,018.92	$6.35	1.25%
Class B	$1,000.00	$1,015.15	$10.13	1.99%
Class C	$1,000.00	$1,015.14	$10.14	2.00%
Class I	$1,000.00	$1,020.41	$4.84	0.95%
Class R-3	$1,000.00	$1,017.12	$8.15	1.60%
Class R-5	$1,000.00	$1,021.04	$4.21	0.83%

(b)	Expenses are calculated using each Funds' annualized expense ratios for each class of shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184); and then dividing that result by the actual number of days in the fiscal year (365).

57

Renewal of Investment Advisory and Subadvisory Agreements

Heritage Series Trust

Overview.    At a meeting held on August 15, 2006, the Board, including the independent Trustees (together, the “Board”), approved the re-appointment of Heritage Asset Management, Inc. (“Heritage”) as the investment adviser to the Core Equity Fund, Diversified Growth Fund, International Equity Fund, Mid Cap Stock Fund and Small Cap Stock Fund (each, a “Fund” and collectively, the “Funds”), each a series of the Heritage Series Trust under current and new investment advisory agreements. In addition, the Board approved the re-appointment of Eagle Asset Management, Inc. (“Eagle”), subadviser to the Core Equity Fund, Diversified Growth Fund, Mid Cap Stock Fund and Small Cap Stock Fund, Julius Baer Investment Management, LLC (“Julius Bear”), subadviser to the International Equity Fund, and Awad Asset Management, Inc. (“Awad”), subadviser to the Small Cap Stock Fund under the current and/or new investment subadvisory agreements. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.” Eagle, Julius Bear and Awad are collectively referred to as the “Subadvisers.”

In reaching its decision to approve the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the approval process. The Board, acting directly or through its committees, has been furnished information and reports relevant to the approval of the Funds’ Agreements, including: reports regarding the services and support provided to the Funds and its shareholders by Heritage and the Subadvisers; reports on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Heritage’s and the Subadviser’s investment philosophy, investment strategy, personnel and operation; compliance and audit reports concerning the Funds, Heritage and the Subadvisers including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Heritage are responding to them.

As part of the process to consider the Agreements, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Funds, Heritage and the Subadvisers. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Heritage and the Subadvisers; (2) the personnel of Heritage and the Subadvisers; (3) the financial condition of Heritage and the Subadvisers; (4) the compliance programs and records of Heritage and the Subadvisers; (5) the performance of the Funds as compared to its peer group and an appropriate benchmark; (6) the Funds’ expenses, including the advisory fee, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Funds’ performance and expenses, where applicable; (8) benefits to be realized by Heritage, the Subadvisers and each of their respective affiliates; and (9) the estimated profitability of Heritage and the Subadvisers under their respective agreements, when available. The Board posed questions to various management personnel of Heritage regarding certain key aspects of the materials submitted in support of the approvals.

With respect to the approval of the Agreements, the Board considered all factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Funds; (2) the investment performance of the Funds; (3) the costs of the services provided to the Funds and the profits realized or to be realized by Heritage, the Subadvisers (to the extent such information was provided by the Subadvisers) and their respective affiliates from their relationship with the Funds; (4) the extent to which economies of scale have been realized as the Funds grow; (5) whether the level of fees reflects those economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by Heritage and the Subadvisers with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Heritage or the Subadvisers from their relationship with the Funds. Because Heritage’s fee is a combined fee covering investment advisory and administration fees under the current agreement, the Board did not consider a comparison of Heritage’s advisory fee relative to other similar funds.

Provided below is an overview of the factors the Board considered at the August meeting. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors.

General Considerations for all Funds.

Nature, Extent and Quality of Services.    With respect to Heritage, the Board considered that the nature of the investment advisory services to be provided under the new Agreement is similar to what has been provided previously to the Funds under the

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Renewal of Investment Advisory and Subadvisory Agreements

Heritage Series Trust (continued)

current Agreement by Heritage. The Board noted that the extent and quality of the investment advisory services to be provided for the Funds would not diminish under the new Agreement. The Board considered that the terms of the new Agreement are similar to the terms of the current Agreement except that the new Agreement had been updated to clarify the responsibilities of Heritage, permit Heritage to exercise all rights of shareholders, conform certain liability provisions to the Funds’ organizational documents and permit the Board to modify the Agreement without shareholder approval among other matters. The Board considered that these modifications are reasonable or otherwise formalize Heritage’s existing practices.

The Board also considered that Heritage’s obligations to provide administrative services to the Funds were moved to a separate administrative services agreement. In this regard, the Board evaluated the potential benefits from including the administrative services in a separate agreement. These benefits include the flexibility to offer a range of Fund classes targeted to different investors, which may result in attracting additional assets to the Funds. Heritage represented to the Board that it will continue to provide the same level of administrative services pursuant to a separate administration agreement with the Funds.

With respect to Eagle and Awad, the Board also considered that the terms of each new subadvisory Agreement is identical to the current subadvisory agreement except with respect to certain provisions relating to amendments and termination. In this regard, the Board noted that changes make the new subadvisory Agreement consistent with current requirements under the Investment Company Act of 1940. The Board noted that the nature, extent and quality of the services provided by Eagle and Awad would remain the same under each new subadvisory Agreement.

The Board also considered that Heritage and the Subadvisers are experienced in serving as an investment adviser and subadvisers for the Funds or for accounts comparable to the Funds that they advise. The Board noted that Heritage provides investment management, administration, transfer agent and fund accounting services to the Funds. Heritage also is responsible for the selection and monitoring of the Subadvisers, oversight of compliance with Fund policies and objectives, review of brokerage matters, oversight of Fund compliance with applicable law, and implementation of Board directives as they relate to the Funds. Finally, the Board noted that shareholders in the Funds have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Heritage, and that the Funds’ shareholders, with the opportunity to review and weigh the disclosure provided by the Funds in their prospectus and other public disclosures, have chosen to invest in the Funds, managed by Heritage.

The Board noted that the Subadvisers are responsible for making investment decisions on behalf of the Funds and placing all orders for the purchase and sale of investments for the Funds with brokers or dealers. The Board also considered information provided regarding: (1) Heritage and the personnel of the Subadvisers who provide services to the Funds; (2) the material matters that may have arisen in connection with Heritage’s and the Subadvisers’ compliance programs and a certification as to the adequacy of such programs; and (3) the financial information regarding Heritage.

Investment Performance.    The Board considered the short-, intermediate- and long-term performance of the Funds’ Class A shares relative to the average performance of its peer group based on Morningstar’s average category (“Morningstar Average”) and its benchmark index for the period ended June 30, 2006. The Board also considered the performance of the Subadvisers relative to its other accounts managed by the Subadvisers to the extent such information was available. Details regarding performance are discussed below in the “Specific Considerations for the Funds” section.

Costs, Profitability and Economies of Scale.    The Board considered the fees payable by the Funds under the current and new Agreements. The Board noted that that the investment advisory fees under the new advisory Agreement would not increase and be reduced by the fee rate for Heritage’s services under the new administrative services agreement.

The Board also examined the advisory and subadvisory fees paid by the Funds in light of fees paid by comparable mutual funds. In this connection, the Board considered the management fee and the expense ratio for the Funds compared to the average management fee and expense ratio of their peer groups for the period ended June 30, 2006. The Board also considered that the Funds’ management fee structure provides for breakpoints, that is, a reduction of the applicable advisory fee rate as assets increase and the contractual and voluntary expense limitations undertaken by Heritage. Details regarding fees and expenses are discussed below in the “Specific Considerations for the Funds” section.

59

Renewal of Investment Advisory and Subadvisory Agreements

Heritage Series Trust (continued)

The Board also evaluated Heritage’s and, to the extent available, the Subadvisers’ costs and profitability in providing services to the Funds. Based on information provided by the Subadviser, the Board noted that Subadvisers’ costs and profitability generally are less significant to the Board’s evaluation of the fees and expenses paid by the Funds than Heritage’s management fee and profitability and the Funds’ overall expense ratios.

The Board considered that the Funds may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory and administration fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Heritage; (2) increased services to the Funds, (3) the waivers and/or reimbursements Heritage provides as a result of the contractual expense limitations on the Funds’ total operating expenses, or (4) fee or expense reductions under the transfer agent agreement.

Benefits.    In evaluating compensation, the Board considered other benefits that may be realized by Heritage, the Subadvisers and their respective affiliates from their relationship with the Funds. In this connection, the Board noted, among other things, that Heritage also serves as the transfer agent and fund accountant for the Funds, and receives compensation for acting in these capacities, and is responsible for, among other things, coordinating the Funds’ audits, financial statements and tax returns and managing expenses and budgeting for the Funds.

The Board also recognized that other affiliates of Heritage, Heritage Fund Distributors, Inc. and Raymond James Associates (“RJA”) serve as the principal underwriters and distributors for the Funds, and as such, receive Rule 12b-1 payments from the Funds to compensate them for providing services and distribution activities, which could lead to growth in the Funds’ assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, another affiliate of Heritage, Raymond James Financial Services, Inc., has entered into an agreement with RJA to sell fund shares and receives compensation from RJA.

The Subadvisers also may engage in soft dollar transactions in connection with transactions on behalf of the Funds. In this regard, the Board considered the Subadvisers’ process for selecting broker-dealers and for engaging in soft dollar transactions. The Board noted that, notwithstanding such practices, the Subadvisers must seek best execution.

Specific Considerations for the Funds.

Core Equity Fund.    In considering the approval of the advisory Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) the relatively new status of this Fund and the aggressive marketing undertaken by Heritage; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio has shown a trend toward declining as the size of the Fund increases; (5) Heritage has agreed to a cap on the expense ratio in an effort to bring Fund expenses it closer to the ratios of its peer funds; (6) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; (7) Heritage incurred losses on the operation of the Fund; and (8) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle, the Board considered the following additional factors: (1) the Fund underperformed its Morningstar Average and its benchmark index for the 1 year period due to underweighting in two of the strongest S&P 500 sectors and stock selection in the technology sector; (2) the Fund’s relatively short-track record and the experience and depth of the portfolio management team; (3) the Fund’s performance was lower than the performance of other accounts with similar objectives managed by Eagle for the relatively short life of the Fund; (4) Eagle’s representation that no mutual fund clients with comparable investment objectives pay a lower fee; (5) Heritage’s recommendation to continue to retain Eagle to manage the Fund.

Diversified Growth Fund.    In considering the approval of the advisory Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) the Fund’s expense ratio is significantly less than the average for its peer group; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio continues to decline as

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Renewal of Investment Advisory and Subadvisory Agreements

Heritage Series Trust (continued)

the size of the Fund increases; (5) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; and (6) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle, the Board considered the following additional factors: (1) the Fund underperformed its Morningstar Average and benchmark index for the 1 and 3 year periods due to stock selection but outperformed both for the 5 year period; (2) discussions with management regarding plans to seek to improve the Fund’s performance and additions to the portfolio management team; (3) the Fund’s 3-star Morningstar rating; (4) the Fund’s performance was slightly lower than the performance of other accounts with similar objectives managed by Eagle for 2004, 2005 and the 6 months ended June 2006; (5) Eagle’s representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional equity account; (6) the average industry experience of Eagle’s investment advisory team; and (7) Heritage’s recommendation to continue to retain Eagle in managing the Fund.

International Equity Fund.    In considering the approval of the advisory Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadviser; (2) the Fund’s expense ratio (including the cap) is higher than the average of its peer group, although when compared to other international funds of similar asset size, the Fund’s expense ratio appears competitive; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio continues to decline as the size of the Fund increases; (5) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; (6) until this year, Heritage incurred losses on the operation of the Fund and was able to recover some advisory fees waived in previous years; and (7) Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreement with Julius Baer, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 1, 3 and 5 year periods; (2) the Fund outperformed its benchmark index for the 1 year period, matched for the 3 year period and underperformed for the 5 year period; (3) the Fund’s 3-star Morningstar rating; (4) the Fund’s performance was similar to that of other comparable accounts managed by Julius Baer for the 1 and 3 year periods; (5) Julius Bear’s representation that the fees charged to the Fund are in line with the fees it charges other clients that receive substantially similar services but that there may be other clients receiving varying levels of service who may be charged higher or lower fees; and (6) Heritage’s recommendation to continue to retain Julius Bear to manage the Fund.

Mid Cap Stock Fund.    In considering the approval of the advisory Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s Subadviser; (2) the Fund’s expense ratio was significantly less than the average of its peer group; (3) Heritage’s fee rate schedule includes “breakpoints” to pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio continues to decline as the size of the Fund increases; (5) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; and (6) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Eagle, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 1, 3 and 5 year periods and outperformed its benchmark index for the 1 year period; (2) the Fund’s 4-star Morningstar rating; (3) the Fund’s performance was slightly lower than the performance of other accounts with similar objectives managed by Eagle over the short-term periods; (4) Eagle’s representation that it has no mutual fund clients with comparable investment objectives, however the fees paid by the Fund are less than the fee charged for a standard institutional mid cap equity account; and (5) Heritage’s recommendation to continue to retain Eagle to manage the Fund.

Small Cap Stock Fund.    In considering the approval of the advisory Agreements, the Board considered the following additional factors: (1) Heritage oversees and monitors the performance and services provided by the Fund’s subadvisers; (2) the Fund’s expense ratio was significantly less than the average of its peer group; (3) Heritage’s fee rate schedule includes “breakpoints” to

61

Renewal of Investment Advisory and Subadvisory Agreements

Heritage Series Trust (continued)

pass on any economies of scale it realizes to shareholders; (4) the Fund’s expense ratio continues to decline as the asset size of the Fund increases; (5) Heritage’s commitment to continue the expense cap arrangement through the Fund’s 2007 fiscal year; and (6) Heritage’s profit on the services it provided to the Fund is reasonable in light of the fact that Heritage provides quality services to investors, manages the Fund’s assets, monitors and evaluates the performance of the subadviser, and provides a comprehensive compliance program for the Fund.

In considering the approval of the subadvisory Agreements with Awad and Eagle, the Board considered the following additional factors: (1) the Fund outperformed its Morningstar Average for the 3, 5 and 10 year periods but underperformed its benchmark index for the 1, 3, 5 and 10 year periods; (2) discussions with management regarding plans to improve performance of Awad’s portion of Fund assets; (3) the Fund’s 4-star Morningstar rating; (4) the Fund’s performance was lower than the performance of other accounts with similar objectives managed by Eagle over shorter term periods but slightly higher in longer periods; (5) the Fund’s performance was better than the performance of other accounts with similar objectives managed by Awad over a shorter period but trailed those accounts over the longer periods; (6) Eagle’s representation that the Fund pays a lower fee than Eagle’s other institutional clients with comparable investment objectives and that the Fund’s blended fee rate is lower than other mutual fund clients with comparable investment objectives; (7) Awad has represented that the Fund pays less fees than other institutional clients with the exception of one client which pays Awad a base fee lower than the Fund’s fee, but Awad is eligible to earn an incentive fee from this account which could raise the fee above the Fund’s fee; (8) the average industry experience of Eagle’s investment advisory team; and (9) Heritage’s recommendation to continue to retain Awad and Eagle to manage the Fund.

Conclusions.    Based on these considerations, the Board concluded with respect to each Fund that: (1) each Fund was reasonably likely to benefit from the nature, quality and extent of Heritage’s and each Subadviser’s services, as applicable to the Fund; (2) each Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the profits, where applicable, and fees payable under the Agreements to Heritage were reasonable in the context of all the factors considered by the Board; (4) each Subadviser’s fee rate was reasonable in the context of all the factors considered by the Board; (5) the current advisory fee structure provides Fund shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to approve the Agreements.

62

Trustees and Officers

Name, Age and Position(s) Held with Fund	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Interested Trustees(b)

Thomas A. James (64) Chairman of the Board and Trustee	Since inception in 1985	Chairman of the Board since 1985; Chief Executive Officer of RJF since 1969; Chairman of the Board of RJA since 1986; Chairman of the Board of Eagle since 1984.	10	OSI Restaurant Partners, Inc.
Richard K. Riess (57) Trustee	Since inception in 1985	Executive Vice President and Managing Director —Asset Management of RJF since 1998; Chief Executive Officer of Eagle since 1996; Chief Executive Officer of Heritage since 2000.	10	None
Independent Trustees

C. Andrew Graham (66) Trustee	Since inception in 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None
Keith B. Jarrett (58) Trustee	Since 2005	President, KBJ, LLC (investment company) since 2001; Principal, Rockport Funding, LLC (specialty finance), and Ajax Partners (investment partnership) since 2003; President and CEO, TF Ventures (information technology) 1998-2001.	10	Penn Virginia Resources, MLP
William J. Meurer (63) Trustee	Since 2003	Private Financial Consultant since 2000.	10	Sykes Enterprises, Inc.
James L. Pappas (63) Lead Independent Trustee	Since 2003 (Since 1989 as Trustee)	Lykes Professor of Banking and Finance, University of South Florida College of Business Administration 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None
Deborah L. Talbot, PhD (56) Trustee	Since 2002	Independent Consultant and Researcher; Founder and Chairman of the Board, Creative Tampa Bay since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a)	Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire at the age of 72 for those Trustees in office prior to August 2000, and at the age of 70 for those Trustees who are elected to office after August 2000.

(b)	Messrs. James and Riess are “interested” persons of the Trust as that term is defined by the Investment Company Act of 1940. Mr. James is affiliated with RJA, Eagle and RJF. Mr. Riess is affiliated with Heritage, Eagle and RJF.

63

Trustees and Officers (continued)

Name, Age and Position(s) Held with Fund	Term of Office(c) and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Funds in Fund Complex Overseen by Trustee	Directorships of Public Companies Held by Trustee

Officers

Stephen G. Hill (47) President	Since 2005	President of Heritage since 2005; Director of Heritage since 1994; President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Awad Asset Management, Inc. (“Awad”) since 2004; Director of Awad since 1998;
		Director of HFD since 2006.	N/A	N/A
K.C. Clark (47) Executive Vice President and Principal Executive Officer	Since 2000	Executive Vice President and Chief Operating Officer of Heritage since 2000; Director of Heritage since 2005.	N/A	N/A
Andrea N. Mullins (39) Treasurer and Secretary, Principal Financial Officer	Since 2003 (Since 2004 as Principal Financial Officer)	Treasurer and Vice President—Finance of Heritage since 2003; Vice President—Fund Accounting of Heritage 1996-2003.	N/A	N/A
Mathew J. Calabro (39) Chief Compliance Officer	Since 2005	Senior Vice President and Chief Compliance Officer of Heritage since 2005; Vice President—Transfer Agent of Heritage 1996-2005.	N/A	N/A

The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request, by calling (800) 421-4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(c)	Officers are elected annually for one year terms.

64

2006 Federal Income Tax Notice (unaudited)
Heritage Series Trust

For the fiscal year ended October 31, 2006, certain dividends paid by the funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. For each applicable fund, the table below designates the maximum amount of qualified dividend income, which is 100% of what was distributed. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2006. Complete information will be computed and reported in conjunction with your 2006 Form 1099-DIV.

Qualified Dividend Income
Diversified Growth Fund	$11,646,538
International Equity Fund	$11,215,211
Mid Cap Stock Fund	$71,749,185
Small Cap Stock Fund	$11,740,872
.

65

Principal Risks

The greatest risk of investing in each fund is that you could lose money. Each fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions. As a result, each fund’s net asset value also increases and decreases. The following table identifies the primary risk factors of each fund in light of their respective principal investment strategies. These risk factors are explained below.

Risk Factor	Core Equity Fund	Diversified Growth Fund	International Equity Fund	Mid Cap Stock Fund	Small Cap Stock Fund
Stock Market Risks	X	X	X	X	X
Growth Stocks	X	X	X	X	X
Value Stocks	X				X
Mid-Cap Companies		X		X
Small-Cap Companies		X			X
High-Yield Securities			X
Fixed Income Securities			X
Foreign Securities			X
Emerging Markets			X
Derivatives			X
Focused Holdings	X
Government Sponsored Entities	X	X		X	X
Portfolio Turnover			X	X
Market Timing Activities			X

•	Stock Market Risks. The value of a fund’s stock holdings may decline in price because of changes in prices of its holdings or a broad stock market decline. These fluctuations could be a sustained trend or a drastic movement. The stock markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

•	Growth Stocks. Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, investors may punish the prices of stocks excessively, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns.

•	Value Stocks. Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors.

•	Mid-Cap Companies. Investments in medium-capitalization companies generally involve greater risks than investing in larger, more established companies. Mid-cap companies often have narrower commercial markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-cap companies may have less market liquidity than large-cap companies.

•	Small-Cap Companies. Investments in small-cap companies generally involve greater risks than investing in mid- or large-capitalization companies. Small-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a fund’s portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-cap companies may have less market liquidity than mid-cap companies and large-cap companies.

•	High-Yield Securities. Investments in securities rated below investment grade or “junk bonds” generally involves significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher rated securities. Therefore, your investment may experience greater volatility in price and yield. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

66

Principal Risks (continued)

•	Fixed Income Securities. A fund could lose money if the issuer of a fixed-income security is unable to meet its financial obligations or goes bankrupt. Credit risk usually applies to most fixed-income securities, but generally is not a factor for U.S. government obligations. In addition, investing in non-investment grade bonds generally involves significantly greater risk of loss than investments in investment-grade bonds. Issuers of non-investment grade bonds are more likely than issuers of investment-grade bonds to encounter financial difficulties and to be materially affected by these difficulties.

•	Foreign Securities. Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.

•	Emerging Markets. When investing in emerging markets, there are risks of greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

•	Derivatives. A fund may use derivatives such as futures contracts, foreign currency forward contracts and options on futures to adjust the risk/return characteristics of its investment portfolio. These practices, however, may present risks different from or in addition to the risks associated with investments in foreign currencies. There can be no assurance that any strategy used will succeed. If a fund’s portfolio manager incorrectly forecasts stock market values or currency exchange rates in utilizing a strategy for the fund, the fund could lose money.

•	Focused Holdings. Funds that normally hold a core portfolio of stocks of fewer companies than other greater diversified funds, the increase or decrease of the value of a single stock may have a greater impact on the fund’s net asset value and total return.

•	Government Sponsored Entities. Investments in government sponsored entities are obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal National Mortgage Association; (iii) supported by the discretionary authority of the U.S. Government to purchase the issuer’s obligations, such as those of the Student Loan Marketing Association; or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so in which case, if the issuer defaulted, the fund holding securities of such issuer might not be able to recover its investment from the U.S. Government.

•	Portfolio Turnover. A fund may engage in active and frequent trading of portfolio securities to a greater extent than certain other mutual funds with similar investment objectives. A fund’s turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover generally leads to greater transaction costs, may result in additional tax consequences to investors and may adversely affect performance.

•	Risk of Market Timing Activities. Because of specific securities a fund may invest in, it could be subject to the risk of market timing activities by fund shareholders. Some examples of these types of securities are small-cap, mid-cap and foreign securities. Typically, foreign securities offer the most opportunity for these market timing activities. A fund generally prices these foreign securities using their closing prices from the foreign markets in which they trade, typically prior to a fund’s calculation of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before a fund prices its shares. In such instances, a fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in a fund to take advantage of any price differentials that may be reflected in the net asset value of a fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. In order to discourage market timing activity in a fund, redemptions and exchanges of fund shares may be subject to a redemption fee, as described below in “How to Sell Your Investment”. While Heritage monitors trading in the fund, there is no guarantee that it can detect all market timing activities.

67

The Intelligent Creation of Wealth

(727) 567-8143  ■   (800) 421-4184

HeritageFunds.com

Heritage Fund Distributors, Inc.

Member NASD

Not FDIC Insured  ■  May Lose Value  ■  No Bank Guarantee

Please consider the investment objectives, risks, charges, and expenses of any fund carefully before investing. Contact Heritage at (800) 421-4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of Heritage Series Trust. A description of the Fund’s proxy voting policies, procedures and information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006, is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above, by accessing the SEC’s website at sec.gov or the Fund’s website at HeritageFunds.com. If you wish to review additional information on the portfolio holdings of the Fund, a complete schedule has been filed with the Securities and Exchange Commission for the first and third quarters of the Fund’s fiscal year end on Form N-Q. These filings are available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

12/06

Item 2.	Code of Ethics

As of the end of the fiscal period October 31, 2006, Heritage Series Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. Heritage Series Trust has not made any amendments to its code of ethics during the covered period. Heritage Series Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of Heritage Series Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services[1]

(a) Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $164,0002 for the fiscal period ended October 31, 2005, and $147,000 for the fiscal period ended October 31, 2006.

(b) Audit-Related Fees

The aggregate fees PwC billed to registrant for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $18,0003 for the fiscal period ended October 31, 2005 and $0 for the fiscal period ended October 31, 2006. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $33,000 for the fiscal period ended October 31, 2005, and $35,000 for the fiscal period ended October 31, 2006.

(c) Tax Fees

The aggregate tax fees PwC billed to registrant for tax compliance, tax advice, and tax planning services were $21,0004 for the fiscal period ended October 31, 2005,

[1]	All accountant fees and services amounts are rounded to the nearest whole thousand.

[2]	Includes audit fees of $22,000 for Heritage Series Trust-Growth Equity Fund and $24,000 for Heritage Series Trust—Value Equity Fund – a series of registrant which was merged with Heritage Capital Appreciation Trust and Heritage Growth and Income Trust, respectively, in December 2005.

[3]	PwC provided services of $18,000 related to the filing of SEC form N-14 for the Growth Equity and Value Equity Fund mergers.

[4]	Includes tax fees of $3,000 for Heritage Series Trust-Growth Equity Fund and $3,000 for Heritage Series Trust—Value Equity Fund – a series of registrant which was merged with Heritage Capital Appreciation Trust and Heritage Growth and Income Trust, respectively, in December 2005.

and $25,000 for the fiscal period ended October 31, 2006. There were no aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant for the fiscal periods ended October 31, 2005, and October 31, 2006.

(d) All Other Fees

For the fiscal periods ended October 31, 2005 and October 31, 2006, registrant paid PwC no other fees. There were no aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant for the fiscal periods ended October 31, 2005, and October 31, 2006.

(e) Registrant’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal period ended October 31, 2006, were for work performed by persons other than full-time, permanent employees of PwC.

(g) There were no aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal periods ended October 31, 2005, and October 31, 2006.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Principal Financial Officer of Heritage Series Trust have concluded that such disclosure controls and procedures are effective as of January 04, 2007.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Series Trust that occurred during the second half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE SERIES TRUST

Date: January 04, 2007	/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 04, 2007	/s/ K. C. Clark
K.C. Clark
Executive Vice President and Principal Executive Officer

Date: January 04, 2007	/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer